Exhibit 99.1
SUPPLEMENTAL FINANCIAL INFORMATION
QUARTER ENDED September 30, 2005

This supplemental information package is designed to provide investors with information regarding Redwood Trust that is more detailed than can be found in our quarterly press release or SEC disclosures. If you have suggestions about how we could improve this supplemental financial information package, please call Nicole Klock at 415-380-2321 or email her at nicole.klock@redwoodtrust.com.
NON-GAAP MEASURES
A number of non-GAAP measures are presented in this supplemental information package, including Core Earnings, Core Equity, Core Return on Core Equity, and others. Non-GAAP measures are reconciled to our reported GAAP financials. Information is also provided on taxable income, which is our income as calculated for tax purposes.
GAAP attempts to present economic activity using a common format with a common set of rules for all companies. For this reason, GAAP is an important tool for investors. Each company, however, is different, and there are other measures of economic activity – ones that are more tailored to the individual circumstances of each business – that can also be useful for investors. In this supplement, we try to present a wide variety of information that might be useful to investors.
CORE GAAP EARNINGS
Core GAAP earnings are not a measure of earnings in accordance with GAAP. We attempt to strip some of the elements out of GAAP earnings that are temporary, one-time, or non-economic in nature or that relate to the past rather than the future, so that the underlying on-going “core” trend of earnings is more clear, at least in certain respects. We also exclude realized gains (and losses) from asset sales and calls. We sell assets from time to time as part of our on-going portfolio management activities. These occasional sales can produce material gains and losses that could obscure the underlying trend of our long-term portfolio earnings, so we exclude them from core earnings. Similarly, we exclude gains from calls of residential credit-enhancement securities, as these are essentially sales of assets that produce a highly variable stream of income that may obscure some underlying income generation trends. GAAP earnings include mark-to-market income and expenses for certain of our assets and interest rate agreements. These are unrealized market value fluctuations – we exclude them from core GAAP earnings. Similarly, we have issued certain stock options that are “variable” and thus are marked-to-market for GAAP purposes. When our stock price goes up, it is a GAAP expense. When our stock price goes down, GAAP income is created. We exclude all this from core GAAP earnings. Management believes that core GAAP earnings provide relevant and useful information regarding results from operations in addition to GAAP measures of performance. This is, in part, because market valuation adjustments on only a portion of the company’s assets and stock options and none of its liabilities are recognized through the income statement under GAAP and thus GAAP valuation adjustments may not be fully indicative of changes in market values on the balance sheet as a whole or a reliable guide to current operating performance. Furthermore, gains or losses realized upon sales of assets vary based on portfolio management decisions; a sale of an asset for a gain or a loss may or may not affect on going earnings from operations. Because all companies and analysts do not calculate non-GAAP measures such as core GAAP earnings in the same fashion, core GAAP earnings as calculated by the company may not be comparable to similarly titled measures reported by other companies.
CORE EQUITY
Core equity is not a measure calculated in accordance with GAAP. A reconciliation of core equity to GAAP equity appears in the table presenting balance sheet data. GAAP equity includes mark-to-market adjustments for certain of our assets and interest rate agreements. This can be useful as a measure that approximates liquidation value (at least for those assets), but for other purposes GAAP equity is less useful, we believe. For instance, return on equity calculated using GAAP equity does not make much sense to us. When our assets that are marked-to-market through our balance sheet equity account appreciate (which is a good thing), our GAAP return on equity goes down because our equity base is larger but these particular mark-to-market gains are not recognized in GAAP income. Core equity GAAP equity with mark-to-market gains and losses (“accumulated other comprehensive income”) excluded. It is, we believe, a good measure of the amount of capital we have to run our business.
CORE RETURN ON CORE EQUITY
Core return on core equity, or core ROE, is core earnings divided by core equity. This is return on equity with mark-to-market gains and losses and one-time events stripped out.
ADJUSTED CORE EQUITY
We have minimum dividend distribution requirements as a REIT. We thus have future payment obligations, but these are not recognized in GAAP accounting until dividends are declared. Cash that we have earned but that we must pay out as dividends is not cash that will be available to us to acquire long-term assets and build our business. So when we try to answer questions such as “how much equity per share do we have available to build our business and to generate dividends in the long-term?” we use adjusted core equity per share. Adjusted core equity is core equity less undistributed REIT taxable income that is still undeclared but that will need to be paid out.

TAXABLE INCOME
Taxable income is the pre-tax income we earn calculated using calculation methods appropriate for tax purposes. Taxable income calculations differ significantly from GAAP. REIT taxable income is that portion of our taxable income that is subject to REIT tax rules. We must distribute at least 90% of this income as dividends to shareholders over time. As a REIT we are not subject to corporate income taxes on the REIT taxable income we distribute. The remainder of our taxable income (the non-REIT taxable income) is income we earn in taxable subsidiaries. We pay income tax on this income and we generally retain the after-tax income at the subsidiary level.
CORE TAXABLE INCOME
Core taxable income is defined by Redwood management. Core taxable income is the pre-tax income we earn at the REIT and our taxable subsidiaries before gains and losses on asset sales and call and certain other expenses such as deductions for stock option exercises.
REDWOOD EARNING ASSETS
Redwood’s real earning assets in an economic sense (real assets that are sitting in our custodial account) totaled approximately $1.0 billion at the end of the third quarter of 2005. Included in this amount are securities we have acquired from securitizations we have sponsored with a cost basis of approximately $211 million. All of the $18 billion of assets and asset-backed securities liabilities of the securitization entities we have sponsored are shown on our consolidated GAAP balance sheet, even though we do not own these assets and we are not responsible for the payment of these liabilities. For some analytical tasks (such as determining how much financial leverage Redwood carries on its balance sheet) we believe it makes more sense to consider the assets Redwood actually owns and the debt Redwood actually owes rather than including all GAAP assets and liabilities consolidated from securitization entities that are independent of Redwood.
REDWOOD DEBT
Redwood’s real economic debt — the money we have to pay back to a lender — was $162 million at the end of the third quarter of 2005. Our GAAP balance sheet shows liabilities of $18 billion because all of the assets and liabilities of the independent securitization entities we have sponsored are consolidated.
LEVERAGE RATIOS
Because of the consolidation of independent securitization entities, it appears from our GAAP financial statements that Redwood is highly leveraged, with liabilities greater than eighteen times equity. In fact, Redwood has $162 million of true debt and $1.0 billion of GAAP equity supporting $1.0 billion of earning assets and $1.2 billion of total assets (as of September 30, 2005). We only use debt to finance on a temporary basis the accumulation of assets prior to sale to a securitization entity. Our permanent asset portfolio, the assets we have acquired or created to own on a long-term basis, is financed entirely with equity capital.
PROFITABILITY RATIOS
Many financial institution analysts use asset-based profitability ratios such as interest rate spread and interest rate margin in their work analyzing financial institutions. Because of our consolidation of securitization entities for GAAP, we believe equity-based profitability ratios are more appropriate for Redwood. Net interest income as a percentage of equity is a useful measure, we believe. For operating expenses, we believe a useful measure is the efficiency ratio, or operating expenses as a percentage of net interest income.

Table 1: GAAP Earnings (all $ in thousands, except per share data)
Table 1
GAAP Earnings
(all $ in thousands, except per share data)

								Nine	Nine
								Months	Months
	Q3:2005	Q2:2005	Q1:2005	Q4:2004	Q3:2004	Q2:2004	Q1:2004	Q3:2005	Q3:2004
Interest income (Redwood and consolidated trusts)	$245,735	$248,669	$236,957	$204,834	$171,804	$144,865	$130,158	$731,361	$446,827
Discount amortization income	12,714	8,395	9,316	9,146	9,012	9,077	8,836	30,425	26,925
Premium amortization expense	(15,698)	(10,203)	(8,082)	(7,105)	802	(14,463)	(11,646)	(33,983)	(25,307)
Provision for credit losses	805	1,527	(1,025)	(1,697)	(1,528)	(1,500)	(2,511)	1,307	(5,539)

Total GAAP Interest Income	243,556	248,388	237,166	205,178	180,090	137,979	124,837	729,110	442,906

Interest expense on Redwood Trust’s debt	(3,845)	(1,825)	(2,728)	(2,560)	(2,312)	(2,490)	(2,571)	(8,398)	(7,373)

ABS expenses consolidated from trusts	(191,035)	(191,985)	(173,182)	(143,078)	(108,237)	(78,809)	(69,069)	(556,202)	(256,115)
ABS issuance expense amortization	(5,162)	(5,386)	(5,273)	(4,783)	(4,197)	(4,305)	(3,543)	(15,821)	(12,045)
ABS interest agreement expense	623	876	1,469	606	(2,888)	(5,988)	(4,965)	2,968	(13,841)
ABS issuance premium amortization income	2,733	3,140	3,747	2,644	2,823	1,233	571	9,620	4,627

Total consolidated ABS expense	(192,841)	(193,355)	(173,239)	(144,611)	(112,499)	(87,869)	(77,006)	(559,435)	(277,374)

GAAP net interest income	46,870	53,208	61,199	58,007	65,279	47,620	45,260	161,277	158,159

Fixed compensation expense	(2,802)	(2,623)	(2,778)	(2,009)	(1,959)	(1,842)	(2,230)	(8,203)	(6,031)
Variable compensation expense	(4,304)	(4,824)	(4,279)	(2,908)	(3,443)	(4,722)	(4,022)	(13,407)	(12,187)
Fair value of stock options granted	47	(348)	(370)	(299)	(133)	(547)	(310)	(671)	(990)
Other operating expense	(3,866)	(3,179)	(3,322)	(2,565)	(2,512)	(1,781)	(1,735)	(10,367)	(6,028)

Operating expenses	(10,925)	(10,974)	(10,749)	(7,781)	(8,047)	(8,892)	(8,297)	(32,648)	(25,236)

Excise taxes	(285)	(308)	(307)	165	(301)	(190)	(300)	(900)	(791)
Variable stock option market value change	16	(2)	84	3	(213)	621	(1,429)	98	(1,021)

Total GAAP operating expenses	(11,194)	(11,284)	(10,972)	(7,613)	(8,561)	(8,461)	(10,026)	(33,450)	(27,048)

Realized gains on calls of residential CES	2,914	4,421	7,548	11,205	20,472	15,246	11,816	14,883	47,534
Realized gains on asset sales	23,053	516	8,347	—	489	971	6,255	31,916	7,715
Loss on repurchase of ABS issued	—	—	—	—	—	—	—	—	—
Valuation write-downs for EITF 99-20	(1,158)	(1,710)	(391)	(1,573)	(422)	(3,846)	(558)	(3,259)	(4,826)
Interest rate agreements valuation adjustments	107	(182)	(492)	(411)	47	(113)	(1)	(567)	(67)
Valuation adjustments on real estate loans	—	—	—	(375)	—	—	(75)	—	(75)

Net gains and valuation adjustments	24,916	3,045	15,012	8,846	20,586	12,258	17,437	42,973	50,281

Dividends on and earnings allocated to preferred stock	—	—	—	—	—	—	—	—	—
Deferred tax benefit (one time Q2:2004)	—	—	—	—	—	5,180	—	—	5,180
Provision for income taxes	(4,693)	(4,054)	(4,677)	(4,826)	(4,962)	(1,509)	(1,880)	(13,424)	(8,351)

GAAP Net Income	55,899	$40,915	$60,562	$54,414	$72,342	$55,088	$50,791	$157,376	$178,221

Diluted shares for GAAP (000)	25,314	25,196	25,021	24,491	22,728	21,325	20,399	25,160	21,486
GAAP earnings per share	$2.21	$1.62	$2.42	$2.22	$3.18	$2.58	$2.49	$6.26	$8.29

Table 2: Core Earnings (all $ in thousands, except per share data)
Table 2
Core Earnings
(all $ in thousands, except per share data)

								Nine	Nine
								Months	Months
	Q3:2005	Q2:2005	Q1:2005	Q4:2004	Q3:2004	Q2:2004	Q1:2004	Q3:2005	Q3:2004
GAAP income items not included in CORE
Variable stock option market value change	16	($2)	$84	$3	($213)	$621	($1,429)	$98	($1,021)

Realized gains on calls of residential CES	2,914	4,421	7,548	11,205	20,472	15,246	11,816	14,883	47,534
Realized gains on asset sales	23,053	516	8,347	—	489	971	6,255	31,916	7,715
Loss on repurchase of ABS issued	—	—	—	—	—	—	—	—	—
Valuation write-downs for EITF 99-20	(1,158)	(1,710)	(391)	(1,573)	(422)	(3,846)	(558)	(3,259)	(4,826)
Interest rate agreements valuation adjustments	107	(182)	(492)	(411)	47	(113)	(1)	(567)	(67)
Commercial real estate valuation adjustments	—	—	—	(375)	—	—	(75)	—	(75)

Net gains and valuation adjustments	24,916	3,045	15,012	8,846	20,586	12,258	17,437	42,973	50,281

Deferred tax benefit (one time Q2:2004)	—		—	—	—	5,180	—	—	5,180

Total GAAP / CORE differences	24,932	3,043	15,096	8,849	20,373	18,059	16,008	43,071	54,440

Core earnings	30,967	37,872	45,466	45,565	51,969	37,029	34,783	114,305	123,781
GAAP / CORE differences	24,932	3,043	15,096	8,849	20,373	18,059	16,008	43,071	54,440

GAAP Net Income	55,899	$40,915	$60,562	$54,414	$72,342	$55,088	$50,791	$157,376	$178,221

Per Share Analysis
Variable stock option market value change	$0.00	($0.00)	$0.00	$0.00	($0.01)	$0.03	($0.07)	$0.00	($0.05)
Realized gains on calls of residential CES	0.12	0.18	0.30	0.46	0.90	0.71	0.58	0.59	2.21
Realized gains on asset sales	0.91	0.02	0.33	0.00	0.02	0.05	0.30	1.27	0.36
Loss on repurchase of ABS issued	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Valuation write-downs for EITF 99-20	(0.05)	(0.07)	(0.02)	(0.06)	(0.02)	(0.18)	(0.03)	(0.13)	(0.22)
Interest rate agreements valuation adjustments	0.00	(0.01)	(0.01)	(0.02)	0.00	0.00	(0.00)	(0.02)	(0.00)
Commercial real estate valuation adjustments	0.00	0.00	0.00	(0.02)	0.00	(0.01)	0.00	0.00	(0.00)
Deferred tax benefit (one time Q2:2004)	0.00	0.00	0.00	0.00	0.00	0.24	0.00	0.00	0.24

GAAP / CORE differences per share	$0.98	$0.12	$0.60	$0.36	$0.89	$0.84	$0.78	$1.71	$2.53

CORE earnings per share	1.22	1.50	1.82	1.86	2.29	1.74	1.71	4.54	5.76
GAAP / CORE differences per share	0.98	0.12	0.60	0.36	0.89	0.84	0.78	1.71	2.53

GAAP earnings per share	2.21	$1.62	$2.42	$2.22	$3.18	$2.58	$2.49	6.25	$8.29

Diluted shares outstanding (000)	25,314	25,196	25,021	24,491	22,728	21,325	20,399	25,160	21,486

Table 3: GAAP / TAX Differences (all $ in thousands, except per share data)
Table 3
GAAP/TAX Differences
(all $ in thousands, except per share data)

										Estimated
										Nine	Nine
	Estimated	Estimated	Estimated					Actual	Actual	Months	Months
	Q3:2005	Q2:2005	Q1:2005	Q4:2004	Q3:2004	Q2:2004	Q1:2004	2004	2003	2005	2004
GAAP net income	$55,899	$40,915	$60,562	$54,414	$72,342	$55,088	$50,791	$232,635	$131,698	$157,376	$178,221
Interest income and expense differences	1,353	(4,868)	(20,091)	(7,519)	(23,527)	5,208	(1,150)	(26,988)	22,324	(23,606)	(19,469)
Provision for credit losses — GAAP	(805)	(1,527)	1,025	1,697	1,528	1,500	2,511	7,236	8,646	(1,307)	5,539
Tax deductions for realized credit losses	(562)	(737)	(438)	(247)	(127)	(506)	(4)	(884)	(825)	(1,737)	(637)
Long-term compensation differences	2,892	2,138	1,969	(1,775)	402	2,428	2,904	3,959	7,522	6,999	5,734
Stock option exercise deduction differences	(2,944)	(143)	(477)	(3,094)	(745)	(109)	(12,073)	(16,021)	(2,483)	(3,564)	(12,927)
Depreciation of fixed asset differences	60	166	151	(176)	(589)	46	(6)	(725)	(686)	377	(549)
Other operating expense differences	283	(31)	69	(2,495)	(34)	5	(16)	(2,540)	885	321	(45)
Sale of assets to third parties differences	(8,041)	(2,476)	(967)	1,428	(576)	(536)	(566)	(250)	(69)	(11,484)	(1,678)
Call income of residential CES differences	(319)	120	(2,324)	(2,872)	(3,961)	(2,157)	(1,899)	(10,889)	(8,402)	(2,523)	(8,017)
Tax gain on securitizations	(392)	808	2,558	10,749	11,153	10,303	—	32,205	—	2,974	21,456
Tax gain on intercompany sales and transfers	170	2,371	3,260	3,256	28	(71)	7,546	10,759	2,823	5,801	7,503
GAAP market valuation write downs (EITF 99-20)	2,048	820	391	1,572	422	3,846	558	6,398	7,646	3,259	4,826
Interest rate agreements differences	216	53	202	(688)	(278)	502	50	(414)	(229)	471	274
Provision for excise tax — GAAP	285	308	307	(165)	301	190	300	626	1,203	900	791
Provision for income tax differences	5,013	3,035	134	4,827	2,834	(3,672)	1,881	5,870	5,502	8,182	1,043
Preferred dividend — GAAP	—	—	—	—	—	—	—	—	696	—	—

Total taxable income (pre-tax)	55,156	40,952	46,331	58,912	59,173	72,065	50,827	240,977	176,251	142,439	182,065

Earnings from taxable subsidiaries	(8,038)	(1,715)	(1,170)	(8,903)	(10,143)	(11,721)	(8,337)	(39,104)	(7,861)	(10,923)	(30,201)

REIT taxable income (pre-tax)	47,118	$39,237	$45,161	50,009	$49,030	$60,344	$42,490	201,873	$168,390	131,516	151,864

Common shares outstanding at period end (000)	24,764	24,647	24,514	24,154	23,346	21,511	19,796	24,154	19,063	24,764	23,346
Total taxable income per share	$2.23	$1.66	$1.89	$2.44	$2.53	$3.35	$2.57	$10.89	$9.64	$5.78	$8.45
REIT taxable income per share	$1.91	$1.59	$1.84	$2.07	$2.10	$2.81	$2.15	$9.12	$9.21	$5.34	$7.05

Table 4: Taxable Income Estimates (all $ in thousands, except per share data)
Table 4
Taxable Income Estimates
(all $ in thousands, except per share data)

										Estimated
										Nine	Nine
	Estimated	Estimated	Estimated					Actual	Actual	Months	Months
	Q3:2005	Q2:2005	Q1:2005	Q4:2004	Q3:2004	Q2:2004	Q1:2004	2004	2003	Q3:2005	Q3:2004
Taxable income in taxable subs (pre-tax)	8,038	$1,715	$1,170	$8,903	$10,143	$11,721	$8,337	$39,104	$7,861	10,923	$30,201
REIT taxable income (pre-tax)	47,118	39,237	45,161	50,009	49,030	60,344	42,490	201,873	168,390	131,516	151,864

Total taxable income (pre-tax)	$55,156	$40,952	$46,331	$58,912	$59,173	$72,065	$50,827	$240,977	$176,251	142,439	$182,065

Core income (loss) in taxable subs (pre-tax)	$7,931	($611)	($1,996)	($2,185)	($1,275)	$1,741	$910	($809)	$7,192	$5,324	$1,376
Income from calls and sales in taxable subs (pre-tax)	$107	2,326	3,166	11,088	11,418	9,980	7,427	39,913	669	5,599	28,825

Taxable income in taxable subs (pre-tax)	$8,038	$1,715	$1,170	$8,903	$10,143	$11,721	$8,337	$39,104	$7,861	$10,923	$30,201
Income tax for taxable subs (actual tax due)	(3,652)	(870)	(830)	(5,773)	(4,574)	(1,600)	(1,150)	(13,097)	(873)	(5,352)	(7,324)

After-tax income in taxable subs	$4,386	$845	$340	$3,130	$5,569	$10,121	$7,187	$26,007	$6,988	$5,571	$22,877

Core REIT taxable income	$33,065	$36,198	$30,741	$42,544	$34,272	$47,040	$39,708	$163,564	$128,522	$100,004	$121,020
Other ordinary REIT taxable income (expense)	(2,160)	3,166	(565)	(3,094)	(745)	(109)	(12,073)	(16,021)	(5,477)	441	(12,927)

Ordinary REIT taxable income	$30,905	$39,364	$30,176	$39,450	$33,527	$46,931	$27,635	$147,543	$123,045	$100,445	$108,093
Net long-term capital gain REIT taxable income	16,213	(127)	14,985	10,559	15,503	13,413	14,855	54,330	45,345	31,071	43,771

REIT taxable income (pre-tax)	$47,118	$39,237	$45,161	$50,009	$49,030	$60,344	$42,490	$201,873	$168,390	131,516	151,864

Total core taxable income	$40,996	$35,587	$28,745	$40,359	$32,997	$48,781	$40,618	$162,755	$135,714	$105,328	$122,396
Income from calls, sales and stock option exercises	14,160	5,365	17,586	18,553	26,176	23,284	10,209	78,222	40,537	37,111	59,669

Total taxable income (pre-tax)	$55,156	$40,952	$46,331	$58,912	$59,173	$72,065	$50,827	$240,977	$176,251	$142,439	$182,065

REIT taxable income (pre-tax)	47,118	$39,237	$45,161	$50,009	$49,030	$60,344	$42,490	$201,873	$168,390	131,516	$151,864
Excise taxes due to deferrals	(285)	(308)	(307)	293	(301)	(190)	(300)	(498)	(1,305)	(900)	($791)
Income taxes due to earnings retention (actual tax due)	(1,641)	(1,830)	(1,450)	14	(1,537)	(2,151)	(1,267)	(4,941)	(5,619)	(4,921)	(4,955)

REIT taxable income available for distribution	45,192	$37,099	$43,404	$50,316	$47,192	$58,003	$40,923	$196,434	$161,466	125,695	146,118

After-tax income in taxable subs	$4,386	$845	$340	$3,130	$5,569	$10,121	$7,187	$26,007	$6,988	$5,571	$22,877
REIT taxable income available for distribution	45,192	37,099	43,404	50,316	47,192	58,003	40,923	196,434	161,466	125,695	146,118

Total taxable income (after-tax)	$49,578	$37,944	$43,744	$53,446	$52,761	$68,124	$48,110	$222,441	$168,454	$131,266	$168,995

Regular dividend per share	$0.70	$0.70	$0.70	$0.67	$0.67	$0.67	$0.67	$2.68	$3.36	$2.10	$2.01
Special dividend per share	—	—	—	5.50	—	—	0.50	6.00	4.75	—	0.50

Total dividends per share	$0.70	$0.70	$0.70	$6.17	$0.67	$0.67	$1.17	$8.68	$8.11	$2.10	$2.51

Shares at period end (000)	24,764	24,647	24,514	24,154	23,346	21,511	19,796	24,154	19,063	24,764	21510.6

Dividends declared	$17,335	$17,253	$17,160	$146,707	$15,642	$14,412	$23,162	$199,923	$137,436	51,748	$53,216
Dividend deduction on stock issued through DRIP	128	112	56	1,048	844	712	655	3,259	1,161	296	2,211

Total dividend deductions	$17,463	$17,365	$17,216	$147,755	$16,486	$15,124	$23,817	$203,182	$138,597	52,044	$55,427

Taxable income (after-tax) retained in tax subs	$4,386	$845	$340	$3,130	$5,569	$10,121	$7,187	$26,007	$6,988	$5,571	$22,877
REIT retained taxable income (after-tax) (1)	1,165	1,798	1,261	4,252	1,515	2,352	1,197	9,315	5,381	4,224	5,063

Total retained taxable earnings (after-tax)	$5,551	$2,643	$1,601	$7,382	$7,084	$12,473	$8,384	$35,322	$12,369	$9,795	$27,940
Per share outstanding at quarter end
Core taxable income (pre-tax)	$1.66	$1.44	$1.17	$1.67	$1.41	$2.27	$2.05	$7.40	$7.49	$4.27	$5.73
REIT taxable income (pre-tax)	$1.91	$1.59	$1.84	$2.07	$2.10	$2.81	$2.15	$9.12	$9.21	$5.34	$7.05
Total taxable income (pre-tax)	$2.23	$1.66	$1.89	$2.44	$2.53	$3.35	$2.57	$10.89	$9.64	$5.78	$8.45
Total retained taxable earnings (after-tax)	$0.22	$0.11	$0.07	$0.31	$0.30	$0.58	$0.42	$1.61	$0.65	$0.40	$1.30
(1) REIT retained taxable income equals 10% of ordinary REIT taxable income less income and excise taxes.

Table 5: Retention and Distribution of Taxable Income (all $ in thousands, except per share data)
Table 5
Retention and Distribution of Taxable Income
(all $ in thousands, except per share data)

	Estimated	Estimated	Estimated					Actual	Actual
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004	2004	2003
Undistributed REIT taxable income (pre-tax): begin	$80,166	$62,218	37,291	$138,981	$109,790	$69,263	$53,354	$53,354	$35,865
REIT taxable income (pre-tax)	47,118	39,237	45,161	50,009	49,030	60,344	42,490	201,873	168,390
Permanently retained (pre-tax)	(3,102)	(3,924)	(3,018)	(3,944)	(3,353)	(4,693)	(2,764)	(14,754)	(12,305)
Dividend of 2003 income	—	—	—	—	(14,413)	(15,124)	(23,817)	(53,354)	(102,732)
Dividend of 2004 income	(2,710)	(17,365)	(17,216)	(147,755)	(2,073)	—	—	(149,828)	—
Dividend of 2005 income	(14,753)	—	—	—	—	—	—	—	—

Undistributed REIT taxable income (pre-tax): end	$106,719	$80,166	62,218	$37,291	$138,981	$109,790	$69,263	$37,291	$53,354

Shares outstanding at period end	24,764	24,647	24,514	24,154	23,346	21,511	19,796	24,154	19,063
Undistributed REIT taxable income (pre-tax) per share outstanding	$4.31	$3.25	$2.54	$1.54	$5.95	$5.10	$3.50	$1.54	$2.80

Undistributed REIT taxable income (pre-tax) From 2003’s income				—	—	14,413	29,537	—	53,354
From 2004’s income	—	2,710	20,075	37,291	138,981	95,377	39,727	37,291	—
From 2005’s income	106,716	77,456	42,143	—	—	—	—	—	—

Total	$106,716	$80,166	$62,218	37,291	$138,981	$109,790	$69,263	$37,611	$53,354

Table 6: Assets (all $ in millions)
Table 6
Assets
(all $ in millions)

	Q3:2005	Q2:2005	Q1:2005	Q4:2004	Q3:2004	Q2:2004	Q1:2004	Q4:2003	Q3:2003
Residential loans owned by Redwood	$17	$300	$256	$193	$259	$161	$97	$43	$406
Residential loans consolidated from entities	16,324	19,083	21,237	22,015	21,299	19,755	17,989	16,196	13,407

Total GAAP residential loans	16,341	19,383	21,493	22,208	21,558	19,916	18,086	16,239	13,813

HELOC loans owned by Redwood	—	—	—	—	—	—	—	—	—
HELOC loans consolidated from entities	215	247	279	296	317	327	—	—	—

Total GAAP HELOC loans	215	247	279	296	317	327	—	—	—

Commercial loans owned by Redwood	21	16	22	32	21	25	14	14	15
Commercial loans consolidated from entities	35	26	35	22	12	8	8	9	9

Total GAAP commercial loans	56	42	57	54	33	33	22	23	24

Residential CES owned by Redwood	338	469	373	351	327	312	256	251	204
Residential CES consolidated from entities	326	237	238	211	170	131	119	128	169

Total GAAP residential CES	664	706	611	562	497	443	375	379	373

Commercial CES owned by Redwood	44	29	29	14	9	2	2	—	—
Commercial CES consolidated from entities	—

Total GAAP Commercial CES	44	29	29	14	9	2	2	—	—

Other securities owned by Redwood	234	208	70	115	161	213	237	167	125
Other securities consolidated from entities	1,549	1,441	1,435	1,266	1,069	881	698	678	480

Total GAAP other securities	1,783	1,649	1,505	1,395	1,239	1,096	937	845	605

Cash owned by Redwood	163	72	65	57	76	38	58	58	32
Restricted cash consolidated from entities	59	48	58	36	45	20	14	22	14
Accrued interest receivable	80	85	82	72	62	49	44	40	33
Principal receivable	2	—	—	3	1	12	—	13	2
Interest rate agreements	25	13	29	16	10	17	1	2	—
Deferred tax asset	8	7	8	11	9	5	—	—	—
Deferred asset-backed security issuance costs	56	59	63	61	58	53	47	44	36
Other assets	9	6	6	7	7	7	6	5	5

Total GAAP assets	$19,505	$22,317	$24,256	$24,778	$23,912	$22,016	$19,590	$17,670	$14,937

Residential loans owned by Redwood	$17	$300	$256	$193	$259	$161	$97	$43	$406
HELOC loans owned by Redwood	—	—	—	—	—	—	—	—	—
Commercial loans owned by Redwood	21	16	22	32	21	25	14	14	15
Residential CES owned by Redwood	338	469	373	351	327	312	256	251	204
Commercial CES owned by Redwood	44	29	29	14	9	2	2	—	—
Other securities owned by Redwood	234	208	70	129	170	215	239	167	125
Cash owned by Redwood	163	72	65	57	76	38	58	58	32
Assets of securitizations for GAAP	18,449	21,034	23,224	23,810	22,867	21,102	18,814	17,011	14,065
ABS liabilities of entities for GAAP	(18,238)	(20,815)	(23,057)	(23,630)	(22,680)	(20,923)	(18,630)	(16,826)	(13,818)

Redwood earning assets — GAAP basis	$1,028	$1,313	$982	$956	$1,049	$932	$850	$718	$1,029

Table 7: Liabilities (all $ in millions)

Table 7
Liabilities
(all $ in millions)
	Q3:2005	Q2:2005	Q1:2005	Q4:2004	Q3:2004	Q2:2004	Q1:2004	Q4:2003	Q3:2003
Redwood Trust debt: short-term	$162	$453	$199	$203	$246	$270	$278	$236	$500
Redwood Trust debt: long-term	—	—	—	—	—	—	—	—	—

Total Redwood Trust debt	$162	$453	$199	$203	$246	$270	$278	$236	$500

ABS issued, consolidated from entities	18,049	20,598	22,821	23,383	22,449	20,724	18,458	16,661	13,743
Unamortized IO issuance premium	163	186	202	210	185	161	162	153	66
Unamortized ABS issuance premium	25	31	34	37	46	38	10	12	9

ABS obligations of entities	$18,237	$20,815	$23,057	$23,630	$22,680	$20,923	$18,630	$16,826	$13,818

Accrued interest payable	42	43	38	35	29	22	18	17	10
Interest rate agreements	1	3	—	1	7	1	12	4	4
Accrued expenses and other liabilities	30	23	26	29	32	28	21	22	27
Dividends payable	17	17	17	16	16	14	23	12	12

Total GAAP liabilities	$18,489	$21,354	$23,337	$23,914	$23,010	$21,258	$18,982	$17,117	$14,371

Preferred Stock	—	—	—	—	—	—	—	—	—
Common stock	808	803	795	773	727	625	549	518	489
Accumulated other comprehensive income	117	137	125	105	97	111	79	82	91
Cumulative GAAP earnings	639	583	542	482	427	355	299	249	179
Cumulative distributions to shareholders	(548)	(531)	(514)	(496)	(349)	(333)	(319)	(296)	(193)

GAAP stockholders’ equity	1,016	992	948	864	902	758	608	553	566

Total GAAP liabilities and equity	$19,505	$22,346	$24,285	$24,778	$23,912	$22,016	$19,590	$17,670	$14,937

Total Redwood Trust debt	$162	$453	$199	$203	$246	$270	$278	$236	$500
GAAP stockholders’ equity	1,016	992	948	864	902	758	608	553	566

Redwood capital	$1,178	$1,445	$1,147	$1,067	$1,148	$1,028	$886	$789	$1,066

Redwood debt to equity ratio	16%	46%	21%	23%	27%	36%	46%	43%	88%
Debt to capital ratio	14%	31%	17%	19%	21%	26%	31%	30%	47%

Redwood earning assets	$1,028	$1,313	$982	$942	$1,040	$930	$848	$718	$1,029
Redwood debt	162	453	199	203	246	270	278	236	500

Redwood net earning assets (GAAP basis)	$866	$860	$783	$739	$794	$660	$570	$482	$529

Equity to earning assets	99%	76%	97%	92%	87%	82%	72%	77%	55%

Table 8: Book Value and Profitability (all $ in thousands, except per share data)

Table 8
Book Value and Profitability
(all $ in thousands, except per share data)										Nine	Nine
										Months	Months
	Q3:2005	Q2:2005	Q1:2005	Q4:2004	Q3:2004	Q2:2004	Q1:2004	Q4:2003	Q3:2003	Q3:2005	Q3:2004
BOOK VALUE

GAAP equity	$1,016,065	$991,757	$948,001	$864,156	$901,841	$757,940	$608,122	$553,328	$566,134	$1,016,065	901,841
Balance sheet mark-to-market adjustments	117,043	137,380	124,784	105,357	96,452	111,221	78,517	82,179	90,592	117,043	96,452

Core equity	$899,022	$854,377	$823,217	$758,799	$805,389	$646,719	$529,605	$471,149	$475,542	899,022	805,389

Core equity	899,022	854,377	823,217	758,799	805,389	646,719	529,605	471,149	475,542	899,022	805,389
REIT taxable income to be paid as dividends	106,716	80,166	62,218	37,611	138,982	109,790	69,263	53,354	83,212	106,716	138,982

Adjusted core equity	792,306	$774,211	$760,999	$721,188	$666,407	$536,929	$460,342	$417,796	$392,330	792,306	666,407

Shares outstanding at quarter end	24,764	24,647	24,514	24,154	23,346	21,511	19,796	19,063	18,468	24,764	23,346

GAAP equity per share	$41.03	$40.24	$38.67	$35.78	$38.63	$35.24	$30.72	$29.03	$30.65	$41.03	$38.63
Core equity per share	36.30	34.66	33.58	31.42	34.50	30.06	26.75	24.72	25.75	$36.30	34.50
Adjusted core equity per share	31.99	31.39	31.03	29.86	28.55	24.96	23.25	21.92	21.24	$31.99	28.55

PROFITABILITY
Net interest income	$46,870	$53,208	$61,199	$58,007	$65,279	$47,620	$45,260	$39,668	$34,631	$161,277	$158,159
Net interest income / average core equity	21%	25%	31%	30%	38%	33%	36%	34%	30%	26%	35%

Operating expenses (before excise and VSOE)	10,925	10,974	10,749	7,781	8,047	8,892	8,297	7,680	8,585	$32,648	$25,236
Efficiency ratio: op exp / core net interest income	23%	21%	18%	13%	12%	19%	18%	19%	25%	20%	16%

Core earnings	30,967	37,872	45,466	$45,565	$51,969	$37,029	$34,783	$30,485	$24,481	114,305	123,781
Core return on average core equity	14%	18%	23%	23%	30%	25%	27%	26%	21%	18%	28%

Table 9: Asset / Liability Matching at September 30, 2005 (all $ in thousands) (1)

Table 9
Asset/Liability Matching at September 30, 2005
(all $ in thousands)
		One-	Six-		Non		Total
		Month	Month	Fixed/	Interest		Liabilities
Asset	Asset	LIBOR	LIBOR	Hybrid	Bearing		And
Type	Amount	Liabilities	Liabilities	Liabilities	Liabilities	Equity	Equity
Cash (unrestricted)	$163,160	$163,160	$0	$0	$0	$0	$163,160
One-Month LIBOR	5,649,244	5,649,245	—	—	—	—	5,649,245
Six-Month LIBOR	11,964,939	—	11,955,668	—	—	9,273	11,964,941
Other ARM	259,180	206,423	—	—	—	52,757	259,180
Fixed / Hybrid < 1yr*	73,850	—	—	34,754	—	39,095	73,849
Fixed / Hybrid > 1yr	1,156,976	—	—	390,281	—	766,693	1,156,974
Non-Earning Assets	238,625	—	—	—	90,378	148,247	238,625

Total (1)	$19,505,974	$6,018,828	$11,955,668	$425,036	$90,378	$1,016,065	$19,505,974

* Projected principal receipts on fixed-rate and hybrid assets over the next twelve months.
(1) includes assets and ABS liabilities of consolidated securitization entities.

Table 10: Average Balance Sheet (all $ in thousands)

Table 10
Average Balance Sheet										Nine	Nine
(all $ in thousands)										Months	Months
	Q3:2005	Q2:2005	Q1:2005	Q4:2004	Q3:2004	Q2:2004	Q1:2004	Q4:2003	Q3:2003	2005	2004
Average residential real estate loans	$17,373,023	$20,054,970	$21,640,501	$21,716,898	$20,484,287	$18,754,200	$16,916,295	$14,381,270	$10,958,059	$19,673,866	$18,724,707
Average residential HELOC	224,884	257,515	285,142	303,119	323,100	124,053	—	—	—	255,626	149,686
Average residential loan CES	585,663	550,460	493,412	424,879	368,887	317,235	287,078	272,999	270,991	543,516	324,563
Average commercial loan CES	32,192	25,130	19,255	10,836	7,372	2,075	677	—	—	25,558	3,389
Average commercial real estate loans	47,703	45,214	56,080	39,836	33,461	26,129	22,316	23,464	30,471	49,635	27,324
Average securities portfolio	1,687,506	1,548,085	1,423,487	1,267,692	1,141,456	978,014	861,328	709,867	602,622	1,553,993	994,139
Average cash and cash equivalents	134,422	124,707	124,685	126,556	101,937	81,450	70,641	116,265	49,053	127,974	84,739

Average earning assets	20,085,393	22,606,081	24,042,562	23,889,816	22,460,500	20,283,156	18,158,335	15,503,865	11,911,196	22,230,168	20,308,547

Average other assets	905,906	759,472	520,622	430,219	416,736	327,205	227,634	254,552	220,420	730,136	324,197

Average total assets	$20,991,299	$23,365,553	$24,563,184	$24,320,035	$22,877,236	$20,610,361	$18,385,969	$15,758,417	$12,131,616	$22,960,304	$20,632,744

Average Redwood debt	$297,788	$216,639	$277,423	$348,177	$404,589	$539,231	$447,931	$410,631	$344,424	$264,024	$463,700
Average asset-backed securities issues	19,542,413	22,067,276	23,324,111	22,956,247	21,606,164	19,350,833	17,299,503	14,708,963	11,197,470	21,630,747	19,426,816

Average total obligations	19,840,201	22,283,915	23,601,534	23,304,424	22,010,753	19,890,064	17,747,434	15,119,594	11,541,894	21,894,771	19,890,516
Average other liabilities	136,769	111,294	66,188	145,752	64,916	56,424	54,150	79,750	37,077	105,053	58,522

Average total liabilities	19,976,970	22,395,209	23,667,722	23,450,176	22,075,669	19,946,488	17,801,584	15,199,344	11,578,971	21,999,824	19,949,038

Average core equity	880,482	840,098	794,866	776,833	695,488	583,875	506,445	469,857	458,304	838,824	595,635
Average balance sheet mark-to-market adjustments	133,847	130,246	100,596	93,026	106,079	79,998	77,940	89,216	94,341	121,656	88,071

Average total equity	1,014,329	970,344	895,462	869,859	801,567	663,873	584,385	559,073	552,645	960,480	683,706

Average total liabilities and equity	$20,991,299	$23,365,553	$24,563,184	$24,320,035	$22,877,236	$20,610,361	$18,385,969	$15,758,417	$12,131,616	$22,960,304	$20,632,744

Table 11: Balances & Yields (all $ in thousands)
Table 11
Balances & Yields
(all $ in thousands)

		At period end					For period ended
			Unamortized		Unrealized	Net
		Current	Premium/	Credit	Gain/	Book	Average	Interest
		Face	(Discount)	Protection	(loss)	Value	Balance*	Income	Yield
Total Earning Assets (GAAP)
	Q3: 2003	$14,969,841	$(14,918)	$(191,264)	$91,992	14,847,510	$11,911,196	$90,163	3.03%
	Q4: 2003	17,657,339	29,495	(225,947)	82,600	17,543,487	15,503,865	108,262	2.79%
	2003	17,657,339	21,354	(217,806)	82,600	17,543,487	10,858,311	330,976	3.05%
	Q1: 2004	19,595,182	47,341	(252,587)	87,874	19,477,810	18,158,335	124,837	2.75%
	Q2: 2004	21,975,772	57,582	(272,698)	91,454	21,852,110	20,283,156	137,979	2.72%
	Q3: 2004	23,883,198	102,744	(356,371)	90,818	23,720,389	22,460,500	180,090	3.21%
	Q4: 2004	24,863,331	104,063	(420,757)	95,396	24,572,723	23,889,816	205,178	3.44%
	2004	24,863,331	55,841	(372,535)	95,396	24,572,723	21,208,757	648,084	3.06%
	Q1: 2005	24,301,644	122,952	(487,952)	102,711	24,039,355	24,042,562	237,166	3.95%
	Q2: 2005	22,414,482	103,779	(522,490)	133,210	22,128,981	22,606,081	248,388	4.40%
	Q3: 2005	19,625,979	94,058	(551,562)	98,874	19,267,349	20,085,393	243,556	4.85%

Residential Real Estate Loans
	Q3: 2003	$13,703,475	$123,392	$(13,617)	$0	$13,813,250	$10,958,059	$63,638	2.32%
	Q4: 2003	16,110,748	144,748	(16,336)	—	16,239,160	14,381,270	82,727	2.30%
	2003	16,110,748	144,748	(16,336)	—	16,239,160	9,932,961	235,978	2.38%
	Q1: 2004	17,950,901	154,451	(18,847)	—	18,086,505	16,916,295	98,826	2.34%
	Q2: 2004	19,766,481	169,174	(20,080)	—	19,915,575	18,754,200	109,880	2.34%
	Q3: 2004	21,381,784	197,472	(21,344)	—	21,557,912	20,484,287	147,974	2.89%
	Q4: 2004	22,023,888	207,607	(23,078)	—	22,208,417	21,716,898	168,831	3.11%
	2004	22,023,888	207,607	(23,078)	—	22,208,417	19,476,842	525,511	2.70%
	Q1: 2005	21,307,080	210,375	(24,231)	—	21,493,224	21,640,501	194,877	3.60%
	Q2: 2005	19,202,109	203,480	(22,396)	—	19,383,193	20,054,970	203,743	4.06%
	Q3: 2005	16,176,357	185,814	(20,991)	—	16,341,180	17,373,023	191,914	4.42%

Home Equity Lines of Credit
	Q3: 2003	$0	$0	$0	$0	$0	$0	$0	0.00%
	Q4: 2003	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—
	Q1: 2004	—	—	—	—	—	—	—	—
	Q2: 2004	$317,045	$10,043	$(267)	—	$326,821	$124,053	$536	1.73%
	Q3: 2004	308,697	9,029	(531)	—	317,195	303,119	1,618	2.00%
	Q4: 2004	288,954	8,087	(693)	—	296,348	303,119	2,177	2.87%
	2004	288,954	8,087	(693)	—	296,348	188,254	4,331	2.30%
	Q1: 2005	272,591	7,477	(596)	—	279,472	285,142	2,558	3.59%
	Q2: 2005	241,278	6,657	(563)	—	247,372	257,515	2,467	3.83%
	Q3: 2005	210,476	5,699	(1,038)	—	215,137	224,884	1,696	3.02%

Residential Loan Credit-Enhancement Securities
	Q3: 2003	$603,855	$(145,356)	$(177,647)	$92,559	$373,411	$270,991	$19,027	28.09%
	Q4: 2003	623,692	(123,329)	(200,970)	79,334	378,727	272,999	17,394	25.49%
	2003	623,692	(123,329)	(200,970)	79,334	378,727	275,308	68,091	24.73%
	Q1: 2004	634,000	(110,994)	(216,924)	68,534	374,616	287,078	15,533	21.64%
	Q2: 2004	712,908	(121,808)	(235,535)	86,674	442,239	317,235	16,077	20.27%
	Q3: 2004	830,524	(109,367)	(298,925)	74,577	496,809	368,887	16,007	17.36%
	Q4: 2004	933,772	(108,141)	(342,706)	78,733	561,658	424,879	16,985	15.99%
	2004	933,772	(108,141)	(342,706)	78,733	561,658	349,779	64,602	18.47%
	Q1: 2005	978,878	(89,405)	(365,998)	87,919	611,394	493,412	19,624	15.91%
	Q2: 2005	1,103,737	(96,488)	(404,180)	103,126	706,195	550,460	19,439	14.13%
	Q3: 2005	1,052,813	(89,429)	(382,862)	84,279	664,801	585,663	24,368	16.64%

Commercial Loan Credit-Enhancement Securities
	Q3: 2003	$0	$0	$0	$0	$0	$0	$0	0.00%
	Q4: 2003	—	—	—	—	—	—	—	0.00%
	2003	—	—	—	—	—	—	—	0.00%
	Q1: 2004	8,175	2,053	(8,175)	95	2,148	677	35	20.46%
	Q2: 2004	8,175	2,084	(8,175)	10	2,094	2,075	61	11.67%
	Q3: 2004	26,930	8,456	(26,930)	686	9,142	7,372	346	18.80%
	Q4: 2004	45,639	12,883	(45,639)	1,615	14,498	10,836	233	13.64%
	2004	45,639	12,883	(45,639)	1,615	14,498	5,261	675	15.42%
	Q1: 2005	88,671	25,344	(88,671)	3,226	28,570	19,255	356	7.40%
	Q2: 2005	87,210	24,847	(87,210)	4,549	29,396	25,130	881	14.02%
	Q3: 2005	138,530	41,127	(138,530)	2,413	43,540	32,192	453	5.63%

Commercial Real Estate Loans
	Q3: 2003	$31,211	$538	$(8,141)	$0	$23,608	$30,471	$939	12.33%
	Q4: 2003	31,180	(120)	(8,641)	—	22,419	23,464	244	4.16%
	2003	31,180	(120)	(8,641)	—	22,419	29,473	2,959	10.04%
	Q1: 2004	31,136	(318)	(8,641)	—	22,177	22,316	701	12.56%
	Q2: 2004	43,448	(1,261)	(8,641)	—	33,546	26,129	868	13.29%
	Q3: 2004	43,410	(1,380)	(8,641)	—	33,389	33,461	1,038	12.40%
	Q4: 2004	65,598	(2,478)	(8,641)	—	54,479	39,836	1,162	11.67%
	2004	65,598	(2,478)	(8,641)	—	54,479	30,469	3,769	12.37%
	Q1: 2005	67,365	(2,305)	(8,456)	—	56,604	56,080	1,587	11.32%
	Q2: 2005	51,778	(1,843)	(8,141)	—	41,794	45,214	1,208	10.68%
	Q3: 2005	66,348	(2,105)	(8,141)	—	56,102	47,703	1,209	10.14%

Securities
	Q3: 2003	$599,144	$6,508	$0	$(567)	$605,085	$602,622	$6,478	4.30%
	Q4: 2003	833,252	8,196	—	3,266	844,714	709,867	7,803	4.40%
	2003	833,252	8,196	—	3,266	844,714	532,683	23,530	4.42%
	Q1: 2004	913,104	2,149	—	19,245	934,498	861,328	9,576	4.45%
	Q2: 2004	1,089,254	(650)	—	4,770	1,093,374	978,014	10,484	4.29%
	Q3: 2004	1,215,847	(1,466)	—	15,555	1,229,936	1,141,456	12,932	4.53%
	Q4: 2004	1,378,924	(13,895)	—	15,048	1,380,077	1,267,692	15,282	4.82%
	2004	1,378,924	(13,895)	—	15,048	1,380,077	1,062,901	48,949	4.54%
	Q1: 2005		1,522,345	(28,534)	11,566	1,505,377	1,423,487	17,584	4.94%
	Q2: 2005	1,656,177	(32,874)	—	25,535	1,648,838	1,548,085	19,846	5.13%
	Q3: 2005	1,818,295	(47,048)	—	12,182	1,783,429	1,687,506	22,926	5.43%

Cash & Equivalents
	Q3: 2003	$32,156	$0	$0	$0	$32,156		$81
	Q4: 2003	58,467	—	—	—	58,467		94
	2003	58,467	—	—	—	58,467		418
	Q1: 2004	57,866	—	—	—	57,866		166
	Q2: 2004	38,461	—	—	—	38,461		73
	Q3: 2004	76,006	—	—	—	76,006		175
	Q4: 2004	126,556	—	—	—	57,246		508
	2004	95,251	—	—	—	57,246		922
	Q1: 2005	64,714	—	—	—	64,714		580
	Q2: 2005	72,193	—	—	—	72,193		804
	Q3: 2005	163,160	—	—	—	163,160		990
* Average excludes unrealized gains(losses) from mark-to-market adjustments.

Table 12: Portfolio Activity (all $ in thousands)
Table 12
Portfolio Activity
(all $ in thousands)

					Discount/		Net	Net	Net
				Principal	(Premium)	Credit	Charge-offs/	Mark-to-Mkt	Increase/
		Acquisitions	Sales	Payments	Amortization	Provision	(Recoveries)	Adjustment	(Decrease)
Residential Real Estate Loans (GAAP)	Q3: 2003	$4,996,403	$0	$(420,395)	$(8,720)	$(1,458)	$0	$0	$4,565,830
	Q4: 2003	2,897,863	(605)	(458,957)	(9,684)	(2,769)	50	12	2,425,910
	2003	11,401,367	(73,742)	(1,266,702)	(29,615)	(8,146)	81	738	10,023,981
	Q1: 2004	2,321,706	—	(460,334)	(11,516)	(2,511)	—	—	1,847,345
	Q2: 2004	2,703,443	—	(859,148)	(13,992)	(1,233)	—	—	1,829,070
	Q3: 2004	2,898,165	(112,811)	(1,144,320)	2,078	(1,264)	—	489	1,642,337
	Q4: 2004	1,791,951	(865)	(1,132,854)	(5,993)	(1,535)	176	(375)	650,505
	2004	9,715,265	(113,676)	(3,596,656)	(29,423)	(6,543)	176	114	5,969,257
	Q1: 2005	832,383	—	(1,539,387)	(7,036)	(1,307)	154	—	(715,193)
	Q2: 2005	426,806	(3,378)	(2,526,236)	(8,937)	1,494	(34)	254	(2,110,031)
	Q3: 2005	332,049	(263,079)	(3,098,691)	(13,479)	1,315	90	(218)	(3,042,013)

Home Equity Line of Credit
	Q3: 2003	$0	$0	$0	$0	$0	$0	$0	$0
	Q4: 2003	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—
	Q1: 2004	—	—	—	—	—	—	—	—
	Q2: 2004	$335,044	—	$(7,706)	$(250)	$(267)	—	—	$326,821
	Q3: 2004	—	—	(8,290)	(1,072)	(264)	—	—	(9,626)
	Q4: 2004	—	—	(19,743)	(942)	(162)	—	—	(20,847)
	2004	335,044	—	(35,739)	(2,264)	(693)	—	—	296,348
	Q1: 2005	—	—	(16,365)	(608)	97	—	—	(16,876)
	Q2: 2005	127	—	(31,439)	(821)	33	—	—	(32,100)
	Q3: 2005	—	—	(30,801)	(959)	(510)	35	—	(32,235)

Residential Loan Credit-Enhancement Securities
	Q3: 2003	$23,164	$0	$(37,647)	$11,432	$0	$0	$(16,949)	$(20,000)
	Q4: 2003	77,367	—	(116,575)	10,188	—	—	34,336	5,316
	2003	148,873	(1,248)	(216,207)	37,189	—	—	57,641	26,248
	Q1: 2004	37,608	(22,416)	(34,640)	8,637	—	—	6,700	(4,111)
	Q2: 2004	75,027	—	(46,997)	8,847	—	—	30,746	67,623
	Q3: 2004	82,918	—	(44,822)	8,181	—	—	8,293	54,570
	Q4: 2004	72,976	—	(30,900)	8,443	—	—	14,330	64,849
	2004	268,529	(22,416)	(157,359)	34,108	—	—	60,069	182,931
	Q1: 2005	67,809	(27,293)	(23,932)	8,727	—	—	24,425	49,736
	Q2: 2005	87,849	—	(20,400)	7,775	—	—	19,577	94,801
	Q3: 2005	57,481	(98,775)	(18,403)	11,193	—	—	7,110	(41,394)

Commercial Loan Credit-Enhancement Securities
	Q3: 2003	$0	$0	$0	$0	$0	$0	$0	$0
	Q4: 2003	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	-
	Q1: 2004	2,053	—	—	—	—	—	94	2,147
	Q2: 2004	74	—	—	(42)	—	—	(85)	(53)
	Q3: 2004	6,311	—	—	60	—	—	677	7,048
	Q4: 2004	4,770	—	—	(343)	—	—	929	5,356
	2004	13,208	—	—	(325)	—	—	1,615	14,498
	Q1: 2005	12,870	—	—	(409)	—	—	1,611	14,072
	Q2: 2005	—	—	—	(346)	—	—	1,173	827
	Q3: 2005	17,182	—	—	(902)	—	—	(2,136)	14,144

Commercial Real Estate Loans
	Q3: 2003	$1,023	$(774)	$(11,220)	$(33)	$0	$0	$130	$(10,914)
	Q4: 2003	—	—	(31)	(198)	(500)	—	(500)	(1,189)
	2003	6,442	(774)	(11,353)	(298)	(500)	—	(368)	(6,851)
	Q1: 2004	—	—	(45)	(122)	—	—	(75)	(242)
	Q2: 2004	17,066	(2,339)	(3,233)	(102)	—	—	(23)	11,369
	Q3: 2004	—	—	(29)	(128)	—	—	—	(157)
	Q4: 2004	21,305	—	(83)	(132)	—	—	—	21,090
	2004	38,371	(2,339)	(3,390)	(484)	—	—	(98)	32,060
	Q1: 2005	6,732	—	(5,267)	(30)	185	—	505	2,125
	Q2: 2005	—	(11,192)	(3,769)	(99)	—	—	250	(14,810)
	Q3: 2005	14,219	(17)	158	(69)	—	—	17	14,308

Securities
	Q3: 2003	$28,702	$0	$(12,677)	$(96)	$0	$0	$(6,421)	$9,508
	Q4: 2003	256,588	—	(17,658)	(343)	—	—	1,042	239,629
	2003	565,760	(4,051)	(53,790)	(547)	—	—	1,645	509,017
	Q1: 2004	84,225	(142)	(9,807)	(484)	—	—	15,993	89,785
	Q2: 2004	192,626	(8,333)	(10,069)	(663)	—	—	(14,686)	158,875
	Q3: 2004	144,753	—	(18,489)	(146)	—	—	10,444	136,562
	Q4: 2004	176,341	—	(25,189)	39	—	—	(1,050)	150,141
	2004	597,945	(8,475)	(63,554)	(1,254)	—	—	10,701	535,363
	Q1: 2005	168,337	(12,362)	(27,070)	115	—	—	(3,720)	125,300
	Q2: 2005	156,182	(3,012)	(22,333)	151	—	—	12,472	143,460
	Q3: 2005	190,160	—	(41,618)	566	—	—	(14,517)	134,591

Table 13: Residential Credit Results (all $ in thousands)
Table 13
Residential Credit Results
(all $ in thousands)

						Total				Losses To
			Internally-		(1)	Credit				Securities	Redwood's	Total Credit
			Designated	External	Total	Protection	Seriously	Seriously	Total	Junior To	Share of Net	Losses As %
		Underlying	Credit	Credit	Credit	As % of	Delinquent	Delinquent	Credit	Redwood's	Charge Offs	of Loans
		Loans	Reserves	Enhancement	Protection	Loans	Loans	Loan %	Losses	Interest	(Recoveries)	(Annualized)
Total Managed Residential Portfolio
	Q3: 2003	$57,383,627	$191,264	$51,985	$243,249	0.42%	179,871	0.31%	$986	$38	$948	<0.01%
	Q4: 2003	84,243,923	217,306	46,476	263,782	0.31%	137,978	0.16%	1,645	357	1,288	<0.01%
	2003	84,243,923	217,306	46,476	263,782	0.31%	137,978	0.16%	4,186	1,003	3,183	<0.01%
	Q1: 2004	89,312,471	235,771	43,797	279,568	0.31%	146,055	0.16%	103	—	103	<0.01%
	Q2: 2004	116,871,703	255,615	70,460	326,075	0.28%	136,654	0.12%	1,781	75	1,706	<0.01%
	Q3: 2004	142,967,137	320,269	69,244	389,513	0.27%	185,023	0.13%	730	196	534	<0.01%
	Q4: 2004	148,510,685	365,784	67,650	433,434	0.29%	163,554	0.11%	689	—	689	<0.01%
	2004	148,510,685	365,784	67,650	433,434	0.29%	163,554	0.11%	3,303	271	3,032	<0.01%
	Q1: 2005	151,434,189	390,229	92,467	482,696	0.32%	217,159	0.14%	1,377	—	1,377	<0.01%
	Q2: 2005	183,248,239	426,576	141,970	568,546	0.31%	245,399	0.13%	740	196	544	<0.01%
	Q3: 2005	195,243,546	403,853	134,967	538,820	0.28%	282,850	0.14%	1,812	220	1,592	<0.01%
Residential Real Estate Loans
	Q3: 2003	$13,703,475	$13,617	$0	$13,617	0.10%	1,598	0.01%	$0	$0	$0	<0.01%
	Q4: 2003	16,110,748	16,336	—	16,336	0.10%	5,419	0.03%	50	—	50	<0.01%
	2003	16,110,748	16,336	—	16,336	0.10%	5,419	0.03%	81	—	81	<0.01%
	Q1: 2004	17,950,901	18,847	—	18,847	0.10%	3,439	0.02%	—	—	—	0.00%
	Q2: 2004	19,766,481	20,080	—	20,080	0.10%	5,362	0.03%	—	—	—	0.00%
	Q3: 2004	21,381,784	21,344	—	21,344	0.10%	10,785	0.05%	—	—	—	0.00%
	Q4: 2004	22,023,888	23,078	—	23,078	0.10%	13,338	0.06%	176	—	176	<0.01%
	2004	22,023,888	23,078	—	23,078	0.10%	13,338	0.06%	176	—	176	<0.01%
	Q1: 2005	21,307,080	24,231	—	24,231	0.11%	16,066	0.08%	154	—	154	<0.01%
	Q2: 2005	19,202,109	22,396	—	22,396	0.12%	16,514	0.09%	(34)	—	(34)	0.00%
	Q3: 2005	16,176,357	20,991	—	20,991	0.13%	22,956	0.14%	90	—	90	<0.01%
Residential Loan Credit-Enhancement Securities
	Q3: 2003	$43,680,152	$177,647	$51,985	$229,632	0.53%	178,273	0.41%	$986	$38	$948	<0.01%
	Q4: 2003	68,133,175	200,970	46,476	247,446	0.36%	132,559	0.19%	1,595	357	1,238	<0.01%
	2003	68,133,175	200,970	46,476	247,446	0.36%	132,559	0.19%	4,105	1,003	3,102	<0.01%
	Q1: 2004	71,361,570	216,924	43,797	260,721	0.37%	142,616	0.20%	103	—	103	<0.01%
	Q2: 2004	97,105,222	235,535	70,460	305,995	0.32%	131,292	0.14%	1,781	75	1,706	<0.01%
	Q3: 2004	121,585,353	298,925	69,244	368,169	0.30%	174,238	0.14%	730	196	534	<0.01%
	Q4: 2004	126,486,797	342,706	67,650	410,356	0.32%	150,216	0.12%	513	—	513	<0.01%
	2004	126,486,797	342,706	67,650	410,356	0.32%	150,216	0.12%	3,127	271	2,856	<0.01%
	Q1: 2005	130,127,109	365,998	92,467	458,465	0.35%	201,093	0.15%	1,223	—	1,223	<0.01%
	Q2: 2005	164,046,130	404,180	141,970	546,150	0.33%	228,885	0.14%	774	196	578	<0.01%
	Q3: 2005	179,067,189	382,862	134,967	517,829	0.29%	259,894	0.15%	1,722	220	1,502	<0.01%

(1)	The credit reserve on residential real estate loans owned is only available to absorb losses on the residential real estate loan portfolio. The internally-designated credit reserves on loans credit enhanced and the external credit enhancement on loans credit enhanced are only available to absorb losses on the residential loan credit-enhancement portfolio. This table excludes the residential home equity lines of credit.

Table 14: Residential Real Estate Loan Characteristics (at period end, all $ in thousands)
Table 14
Residential Real Estate Loan Characteristics
(at period end, all $ in thousands)

	Sept. 2005	Jun. 2005	Mar. 2005	Dec. 2004	Sep. 2004	Jun. 2004	Mar. 2004	Dec. 2003
Residential Loans	$16,176,357	$19,202,109	$21,307,080	$22,023,888	$21,381,784	$19,766,481	$17,950,901	$16,110,748
Number of loans	48,578	56,653	62,059	63,236	60,859	55,679	49,619	43,917
Average loan size	$333	$339	$343	$348	$351	$355	$362	$367
Adjustable %	100%	100%	100%	100%	100%	100%	100%	100%
Hybrid %	0%	0%	0%	0%	0%	0%	0%	0%
Fixed %	0%	0%	0%	0%	0%	0%	0%	0%
Negam%	0%	0%	0%	0%	0%	0%	0%	0%
Interest Only%	100%	100%	100%	100%	100%	100%	100%	100%

LIBOR 1 M %	26%	25%	24%	24%	22%	21%	22%	23%
LIBOR 6 M%	74%	75%	76%	76%	78%	79%	78%	77%
HYBRID %	0%	0%	0%	0%	0%	0%	0%	0%

Northern CA	11%	12%	12%	13%	13%	12%	12%	12%
Southern CA	11%	12%	12%	13%	13%	14%	13%	13%
Florida	12%	11%	11%	11%	11%	11%	11%	11%
New York	5%	5%	5%	5%	5%	5%	5%	6%
Georgia	5%	5%	5%	5%	5%	5%	5%	5%
New Jersey	4%	4%	4%	4%	4%	4%	4%	5%
Texas	4%	4%	4%	4%	4%	4%	4%	4%
Arizona	4%	4%	4%	4%	4%	4%	4%	4%
Illinois	4%	3%	3%	3%	3%	3%	3%	4%
Colorado	3%	4%	4%	4%	4%	4%	4%	4%
Virginia	3%	3%	3%	3%	3%	3%	3%	3%
Other states	34%	33%	32%	32%	31%	31%	31%	31%

Year 2005 origination	5%	4%	3%	0%	0%	0%	0%	0%
Year 2004 origination	37%	37%	38%	38%	32%	23%	11%	0%
Year 2003 origination	39%	40%	40%	42%	46%	52%	60%	66%
Year 2002 origination	15%	15%	16%	16%	18%	21%	24%	28%
Year 2001 origination	2%	2%	2%	2%	3%	3%	3%	4%
Year 2000 origination	0%	0%	0%	0%	0%	0%	0%	0%
Year 1999 origination	0%	0%	0%	0%	0%	1%	1%	1%
Year 1998 origination or earlier	1%	1%	1%	1%	1%	1%	1%	2%

Wtg Avg Original LTV	68%	69%	68%	68%	68%	68%	68%	68%
Wtg Avg Original Effective LTV	67%	67%	67%	67%	66%	66%	66%	65%
Original LTV: 0% - 20%	1%	1%	1%	1%	1%	1%	1%	1%
Original LTV: 20% - 30%	2%	2%	2%	2%	2%	2%	2%	2%
Original LTV: 30% - 40%	4%	4%	4%	4%	4%	4%	5%	5%
Original LTV: 40% - 50%	8%	7%	7%	7%	8%	8%	8%	8%
Original LTV: 50% - 60%	11%	11%	11%	12%	11%	12%	12%	13%
Original LTV: 60% - 70%	20%	20%	20%	20%	20%	20%	20%	20%
Original LTV: 70% - 75%	14%	14%	15%	15%	14%	14%	14%	13%
Original LTV: 75% - 80%	32%	33%	32%	31%	31%	30%	29%	28%
Original LTV: 80% - 90%	3%	2%	2%	2%	2%	2%	2%	3%
Original LTV: 90% - 100%	6%	6%	6%	6%	7%	7%	7%	7%

Wtg Avg FICO	731	731	731	731	731	731	731	731
FICO: <= 600	1%	1%	1%	1%	1%	1%	1%	1%
FICO: 601 -620	1%	1%	1%	1%	1%	1%	1%	1%
FICO: 621 - 640	1%	1%	1%	1%	2%	2%	2%	2%
FICO: 641 -660	3%	3%	3%	3%	3%	3%	3%	4%
FICO: 661 - 680	8%	8%	8%	8%	8%	8%	8%	7%
FICO: 681 - 700	12%	12%	12%	12%	12%	12%	11%	11%
FICO: 701 - 720	14%	14%	14%	14%	14%	14%	14%	14%
FICO: 721 - 740	14%	14%	14%	14%	14%	14%	14%	14%
FICO: 741 - 760	15%	15%	16%	16%	16%	16%	16%	16%
FICO: 761 - 780	17%	17%	17%	17%	17%	17%	17%	17%
FICO: 781 - 800	11%	11%	11%	11%	11%	11%	11%	12%
FICO: >= 801	2%	2%	2%	2%	2%	2%	2%	2%

Conforming at Origination %	37%	37%	36%	36%	36%	35%	34%	34%
% balance in loans > $1mm per loan	14%	13%	13%	14%	14%	14%	15%	16%

2nd Home %	10%	10%	10%	10%	10%	10%	10%	10%
Investment Home %	2%	2%	2%	2%	2%	2%	2%	2%

Purchase	33%	33%	34%	33%	33%	31%	31%	30%
Cash Out Refi	34%	34%	34%	34%	35%	36%	36%	35%
Rate-Term Refi	32%	32%	31%	31%	31%	31%	31%	32%
Construction	0%	0%	0%	0%	0%	0%	0%	0%
Other	1%	1%	1%	1%	1%	1%	2%	2%

This table only includes loans shown under “residential real estate loans” on our GAAP balance sheet. These are the loans securitized by Sequoia securitization entities sponsored by Redwood.
Not included are loans underlying residential credit-enhancement securities by Redwood from securitizations sponsored by others.

Table 15: Residential Loan Credit-Enhancement Securities — Underlying Collateral Characteristics (all $ in thousands)
Table 15
Residential Loan Credit-Enhancement Securities — Underlying Collateral Characteristics
(all $ in thousands)

	Sep. 2005	Jun. 2005	Mar. 2005	Dec. 2004	Sep. 2004	Jun. 2004	Mar. 2004	Dec. 2003
First loss position, principal value	$433,557	$425,080	$375,646	$352,752	$320,975	$279,927	$262,329	$255,570
Second loss position, principal value	231,837	306,145	265,639	276,720	244,042	197,403	176,672	174,592
Third loss position, principal value	387,419	372,512	337,593	304,300	265,507	235,578	194,999	193,530

Total principal value	$1,052,813	$1,103,737	$978,878	$933,772	$830,524	$712,908	$634,000	$623,692

First loss position, reported value	$152,470	$150,621	$126,694	$110,933	$99,783	$102,088	$75,769	$78,030
Second loss position, reported value	171,398	228,737	191,962	195,536	174,371	145,211	133,167	134,225
Third loss position, reported value	340,933	326,837	292,738	255,189	222,655	194,940	165,680	166,472

Total reported value	$664,801	$706,195	$611,394	$561,658	$496,809	$442,239	$374,616	$378,727

Internal Designated Credit Reserves	$382,862	$404,180	$365,998	$340,123	$298,925	$235,535	$216,924	$200,970
External Credit Enhancement	134,967	141,970	92,467	67,650	69,244	70,460	43,797	46,476

Total Credit Protection	$517,829	$546,150	$458,465	$407,773	$368,169	$305,995	$260,721	$247,446
As % of Total Portfolio	0.29%	0.33%	0.35%	0.32%	0.30%	0.32%	0.37%	0.36%

Underlying Residential Real Estate Loans	179,067,189	$164,046,130	$130,127,109	$126,486,797	$121,585,353	$97,105,222	$71,361,570	$68,133,175
Number of credit-enhanced loans	527,048	492,513	343,928	332,130	281,543	222,725	158,904	150,031
Average loan size	$340	$333	$378	$381	$432	$436	$449	$454

Adjustable %	7%	7%	9%	9%	8%	8%	7%	8%
Negam %	18%	18%	18%	17%	14%	12%	11%	12%
Hybrid %	32%	30%	28%	28%	29%	33%	37%	42%
Fixed %	43%	45%	45%	46%	49%	47%	45%	38%

Interest Only %	24%	23%	24%	24%	24%	24%	22%	25%

Northern California	20%	20%	20%	19%	21%	22%	23%	23%
Southern California	24%	24%	23%	22%	23%	23%	23%	24%
Florida	5%	5%	5%	6%	5%	5%	4%	4%
New York	5%	5%	5%	5%	5%	5%	5%	5%
New Jersey	4%	4%	4%	4%	4%	4%	4%	4%
Virginia	4%	4%	4%	4%	4%	4%	4%	4%
Texas	3%	3%	3%	3%	3%	3%	3%	3%
Colorado	3%	3%	3%	3%	3%	3%	3%	3%
Illinois	3%	3%	3%	3%	3%	3%	3%	3%
Other states (none greater than 3%)	29%	29%	30%	31%	29%	28%	28%	27%

Year 2005 origination	15%	15%	6%	0%	0%	0%	0%	0%
Year 2004 origination	41%	51%	55%	55%	51%	39%	16%	0%
Year 2003 origination	35%	26%	29%	32%	36%	44%	59%	64%
Year 2002 origination	6%	5%	6%	7%	7%	9%	14%	19%
Year 2001 origination	2%	2%	2%	3%	3%	4%	6%	9%
Year 2000 origination	0%	0%	0%	0%	0%	1%	1%	1%
Year 1999 origination	0%	0%	0%	1%	1%	1%	1%	2%
Year 1998 or earlier origination	1%	1%	2%	2%	2%	2%	3%	5%

Wtg Avg Original LTV	68%	68%	68%	68%	68%	67%	67%	67%
Original LTV: 0% - 20%	1%	0%	0%	0%	0%	0%	0%	0%
Original LTV: 20% - 30%	2%	2%	2%	2%	2%	2%	2%	2%
Original LTV: 30% - 40%	3%	3%	3%	3%	3%	3%	4%	4%
Original LTV: 40% - 50%	8%	8%	8%	8%	8%	8%	8%	8%
Original LTV: 50% - 60%	12%	12%	12%	12%	13%	13%	13%	13%
Original LTV: 60% - 70%	22%	23%	23%	23%	23%	24%	24%	23%
Original LTV: 70% - 75%	15%	15%	15%	15%	15%	15%	15%	15%
Original LTV: 75% - 80%	34%	33%	33%	33%	33%	32%	31%	31%
Original LTV: 80% - 90%	2%	3%	3%	3%	2%	2%	2%	3%
Original LTV: 90% - 100%	1%	1%	1%	1%	1%	1%	1%	1%

Wtg Avg FICO	732	731	730	730	728	731	732	732
FICO: <= 600	0%	0%	0%	0%	0%	0%	0%	0%
FICO: 601 -620	0%	0%	0%	0%	0%	0%	0%	0%
FICO: 621 - 640	2%	2%	2%	2%	2%	2%	2%	2%
FICO: 641 -660	4%	4%	4%	4%	4%	4%	4%	3%
FICO: 661 - 680	7%	7%	7%	7%	7%	7%	7%	6%
FICO: 681 - 700	11%	11%	11%	11%	11%	10%	10%	10%
FICO: 701 - 720	13%	13%	13%	13%	13%	13%	13%	13%
FICO: 721 - 740	14%	14%	14%	14%	14%	14%	14%	14%
FICO: 741 - 760	15%	15%	16%	16%	16%	16%	16%	16%
FICO: 761 - 780	17%	17%	17%	17%	18%	18%	17%	17%
FICO: 781 - 800	12%	12%	11%	11%	11%	11%	11%	11%
FICO: >= 801	3%	3%	2%	2%	2%	2%	2%	2%
Unknown	2%	2%	2%	2%	2%	3%	4%	5%

Conforming at Origination %	23%	22%	20%	17%	15%	17%	11%	9%
% balance in loans > $1mm per loan	6%	6%	6%	5%	6%	7%	7%	8%

2nd Home %	6%	5%	5%	5%	5%	6%	5%	5%
Investment Home %	2%	3%	2%	2%	2%	2%	2%	2%

Purchase	37%	40%	36%	34%	33%	32%	30%	31%
Cash Out Refi	27%	25%	26%	26%	23%	23%	23%	23%
Rate-Term Refi	36%	33%	38%	40%	44%	44%	46%	45%
Construction	0%	0%	0%	0%	0%	0%	0%	0%
Other	0%	2%	0%	0%	0%	1%	1%	1%
This table includes loans underlying residential credit-enhancement securities acquired from securitizations sponsored by others. Not included are loans underlying residential credit-enhancement securities acquired from Sequoia entities sponsored by Redwood.

Table 16: Commercial Real Estate Loans — Characteristics at September 30 all $ in thousands)
Table 16
Commercial Real Estate Loans — Characteristics
(at period end, all $ in thousands)

	Sep. 2005	Jun. 2005	Mar. 2005	Dec. 2004	Sep. 2004	Jun. 2004	Mar. 2004	Dec. 2003
Commercial Mortgage Loans	$56,102	$41,794	$56,604	$54,479	$33,389	$33,546	$22,177	$22,419
Number of Loans	12	9	12	9	7	6	9	9
Average Loan Size	$4,675	$4,644	$4,717	$6,053	$4,770	$5,591	$2,464	$2,491
Serious Delinquency	—	—	—	—	—	—	—	—
Realized Credit losses	—	—	—	—	—	—	—	—
California %	28%	37%	42%	44%	72%	72%	65%	65%

Table 17: Commercial Credit Results (all $ in thousands)
Table 17
Commercial Credit Results
(all $ in thousands)						Total				Losses To
			Internally-		(1)	Credit				Securities	Redwood's	Total Credit
			Designated	External	Total	Protection	Seriously	Seriously	Total	Junior To	Share of Net	Losses As %
		Underlying	Credit	Credit	Credit	As % of	Delinquent	Delinquent	Credit	Redwood's	Charge Offs	of Loans
		Loans	Reserves	Enhancement	Protection	Loans	Loans	Loan %	Losses	Interest	(Recoveries)	(Annualized)
Total Managed Commercial Portfolio
	Q3: 2003	$31,211	$8,141	$0	$8,141	26.08%	—	0.00%	$0	$0	$0	0.00%
	Q4: 2003	31,180	8,641	—	8,641	27.71%	—	0.00%	—	—	—	0.00%
	2003	31,180	8,641	—	8,641	27.71%	—	0.00%	—	—	—	0.00%
	Q1: 2004	1,355,451	16,816	—	16,816	1.24%	—	0.00%	—	—	—	0.00%
	Q2: 2004	1,365,536	16,816	—	16,816	1.23%	—	0.00%	—	—	—	0.00%
	Q3: 2004	22,285,400	35,571	1,655,482	1,691,053	7.59%	389,611	1.75%	389,611	389,611	779,222	6.99%
	Q4: 2004	26,139,083	54,280	1,633,055	1,687,335	6.46%	362,956	1.39%	362,956	362,956	725,912	5.55%
	2004	26,139,083	54,280	1,633,055	1,687,335	6.46%	362,956	1.39%	362,956	362,956	725,912	5.55%
	Q1: 2005	30,996,417	97,127	1,610,628	1,707,755	5.51%	288,581	0.93%	288,581	288,581	577,162	3.72%
	Q2: 2005	31,293,511	95,351	1,588,200	1,683,551	5.38%	254,503	0.81%	254,503	254,503	509,006	3.25%
	Q3: 2005	39,368,505	146,671	1,565,773	1,712,444	4.35%	267,612	0.68%	267,612	267,612	535,224	2.72%
Commercial Real Estate Loans
	Q3: 2003	$31,211	$8,141	$0	$8,141	26.08%	—	0.00%	$0	$0	$0	<0.01%
	Q4: 2003	31,180	8,641	—	8,641	27.71%	—	0.00%	—	—	50	<0.01%
	2003	31,180	8,641	—	8,641	27.71%	—	0.00%	—	—	81	<0.01%
	Q1: 2004	31,136	8,641	—	8,641	27.75%	—	0.00%	—	—	—	<0.01%
	Q2: 2004	43,448	8,641	—	8,641	19.89%	—	0.00%	—	—	—	<0.01%
	Q3: 2004	43,410	8,641	—	8,641	19.91%	—	0.00%	—	—	—	<0.01%
	Q4: 2004	65,598	8,641	—	8,641	13.17%	—	0.00%	—	—	176	<0.01%
	2004	65,598	8,641	—	8,641	13.17%	—	0.00%	—	—	176	<0.01%
	Q1: 2005	67,365	8,456	—	8,456	12.55%	—	0.00%	—	—	154	<0.01%
	Q2: 2005	51,778	8,141	—	8,141	15.72%	—	0.00%	—	—	—	0.00%
	Q3: 2005	66,348	8,141	—	8,141	12.27%	—	0.00%	—	—	—	0.00%
Commercial Loan Credit-Enhancement Securities
	Q3: 2003	$0	$0	$0	$0	0.00%	—	0.00%	$0	$0	$0	0.00%
	Q4: 2003	—	—	—	—	0.00%	—	0.00%	—	—	—	0.00%
	2003	—	—	—	—	0.00%	—	0.00%	—	—	—	0.00%
	Q1: 2004	1,324,315	8,175	—	8,175	0.62%	—	0.00%	—	—	—	0.00%
	Q2: 2004	1,322,088	8,175	—	8,175	0.62%	—	0.00%	—	—	—	0.00%
	Q3: 2004	22,241,990	26,930	1,655,482	1,682,412	7.56%	389,611	1.75%	1,351	1,351	—	0.02%
	Q4: 2004	26,073,485	45,639	1,633,055	1,678,694	6.44%	362,956	1.39%	4,959	4,959	—	0.08%
	2004	26,073,485	45,639	1,633,055	1,678,694	6.44%	362,956	1.39%	6,310	6,310	—	0.10%
	Q1: 2005	30,929,052	88,671	1,610,628	1,699,299	5.49%	288,581	0.93%	45,493	45,493	—	0.59%
	Q2: 2005	31,241,733	87,210	1,588,200	1,675,410	5.36%	254,503	0.81%	19,622	18,161	1,461	0.25%
	Q3: 2005	39,302,157	138,530	1,565,773	1,704,303	4.34%	267,612	0.68%	1,043	1,040	3	0.01%
(1) The credit reserve on commercial real estate loans owned is only available to absorb losses on the commercial real estate loan portfolio. The internally-designated credit reserves on commercial loans credit enhanced and the external credit enhancement on commercial loans credit enhanced are only available to absorb losses on the commercial loan credit-enhancement portfolio.

Table 18: Commercial Credit-Enhancement Securities - Underlying Collateral Characteristics (all $ in thousands)

Table 18
Commercial Credit-Enhancement Securities -
(all $ in thousands)
	Sep. 2005	Jun. 2005	Mar. 2005	Dec. 2004	Sep. 2004	Jun. 2004	Mar. 2004
Underlying Commercial Real Estate Loans	$20,906,898	$12,492,337	$11,498,141	$5,859,585	$1,319,931	$1,322,088	$1,324,315
Number of credit-enhanced loans	1,428	801	717	392	93	93	93
Average loan size	14,640	15,595	16,036	14,948	14,193	14,216	14,240

State Distribution
CA	17%	17%	17%	18%	18%	18%	18%
NY	14%	15%	14%	10%	0%	0%	0%
TX	8%	10%	9%	8%	6%	6%	6%
VA	4%	1%	1%	2%	6%	6%	6%
FL	3%	2%	2%	2%	5%	5%	5%
Other	54%	55%	57%	60%	65%	65%	65%

Property Type Distribution
Office	40%	45%	44%	42%	28%	28%	27%
Retail	32%	34%	33%	31%	41%	41%	41%
Multi-Family	11%	9%	10%	12%	11%	11%	11%
Hotel	6%	6%	8%	6%	4%	4%	4%
Self-Storage	3%	2%	2%	2%	3%	3%	3%
Industrial	3%	2%	1%	2%	4%	4%	4%
Other	5%	2%	3%	4%	10%	10%	10%

Weighted Average Current LTV	69%	67%	68%	67%	68%	68%	68%

Weighted Average Debt Service Coverage Ratio	1.67	1.73	1.71	1.79	1.89	1.89	1.89
The information presented above represents collateral information on our non-rated commercial CES portfolio, and excludes loans underlying a non-rated CES investment in a re-REMIC interest.

Table 19: Securities Portfolio - Characteristics at September 30, 2005 (all $ in thousands)

Table 19
Securities Portfolio - Characteristics at September 30, 2005
(all $ in thousands)
		Rating:
	Total	AAA	AA	A	BBB	BB	B	Unrated
Commercial Real Estate	$310,907	$18,515	$1,936	$33,465	$111,106	$118,877	$27,008	$0
Residential Prime	647,781	28,298	261,770	154,243	203,470	—	—	—
Residential Subprime	477,266	—	90,009	302,872	84,385	—	—	—
Residential Second Lien	118,409	2,992	50,488	59,007	5,922	—	—	—
Manufactured Housing	14,695	3,023	—	5,581	—	—	6,091	—
Corporate REIT Debt	63,381	—	—	7,152	56,229	—	—	—
Real Estate CDOs	150,990	35,637	26,314	29,807	40,115	14,515	—	4,602

Total Securities Portfolio	$1,783,429	$88,465	$430,517	$592,127	$501,227	$133,392	$33,099	$4,602

Includes a portion of Redwood’s permanent investment portfolio, plus securities consolidated from Acacia CDO securitization entities sponsored by Redwood, plus securities held by Redwood temporarily prior to sale to Acacia.
Does not include securities purchased for Acacia or Redwood’s permanent investment portfolio from securitization entities sponsored by Redwood, as those securities are eliminated in the GAAP consolidation of the underlying entities.
Does not include residential credit-enhancement

Table 20: ABS Issued Characteristics - Residential Mortgage Loans (Sequoia) (all $ in thousands)

Table 20
ABS Issued Characteristics - Residential Mortgage Loans (Sequoia)
(all $ in thousands)
							Principal	Interest
			Original			Estimated	Outstanding At	Rate At
Sequoia	Debt	Issue	Issue		Stated	Callable	September 30,	September 30,
ABS Issued (1)	Rating	Date	Amount	Index	Maturity	Date	2005	2005
Sequoia 1 A1	AAA	07/29/97	$334,347	1m LIBOR	2028	Called	$0	NM
Sequoia 1 A2	AAA	07/29/97	200,000	Fed Funds	2028	Called	—	NM
Sequoia 2 A1	AAA	11/06/97	592,560	1y Treasury	2029	Called	—	NM
Sequoia 2 A2	AAA	11/06/97	156,600	1m LIBOR	2029	Called	—	NM
Sequoia 3 A1	AAA	06/26/98	225,459	Fixed to 12/02	2028	Retired	—	NM
Sequoia 3 A2	AAA	06/26/98	95,000	Fixed to 12/02	2028	Retired	—	NM
Sequoia 3 A3	AAA	06/26/98	164,200	Fixed to 12/02	2028	Retired	—	NM
Sequoia 3 A4	AAA	06/26/98	121,923	1m LIBOR	2028	Called	—	NM
Sequoia 3 M1	AA/AAA	06/26/98	16,127	1m LIBOR	2028	Called	—	NM
Sequoia 3 M2	A/AA	06/26/98	7,741	1m LIBOR	2028	Called	—	NM
Sequoia 3 M3	BBB/A	06/26/98	4,838	1m LIBOR	2028	Called	—	NM
Sequoia 1A A1	AAA	05/04/99	157,266	1m LIBOR	2028	Called	—	NM
Sequoia 4 A	AAA	03/21/00	377,119	1m LIBOR	2024	2007	120,811	4.18%
Sequoia 5 A	AAA	10/29/01	496,667	1m LIBOR	2026	2009	200,678	4.14%
Sequoia 5 B1	AA	10/29/01	5,918	1m LIBOR	2026	2009	5,218	4.59%
Sequoia 5 B2	A	10/29/01	5,146	1m LIBOR	2026	2009	4,537	4.59%
Sequoia 5 B3	BBB	10/29/01	2,316	1m LIBOR	2026	2009	2,042	4.59%
Sequoia 6A	AAA	04/26/02	496,378	1m LIBOR	2027	2009	227,914	4.11%
Sequoia 6B1	AA	04/26/02	5,915	1m LIBOR	2027	2009	5,915	4.49%
Sequoia 7A	AAA	05/29/02	554,686	1m LIBOR	2032	2008	205,990	4.14%
Sequoia 7B1	AA	05/29/02	8,080	1m LIBOR	2032	2008	6,486	4.55%
Sequoia 8 1A-1	AAA	07/30/02	50,000	1m LIBOR	2032	Retired	—	NM
Sequoia 8 1A-2	AAA	07/30/02	61,468	Fixed to 12/04	2032	2008	6,599	5.12%
Sequoia 8 2A	AAA	07/30/02	463,097	1m LIBOR	2032	2008	198,430	4.10%
Sequoia 8 3A	AAA	07/30/02	49,973	6m LIBOR	2032	2008	12,266	5.13%
Sequoia 8 B1	AA	07/30/02	9,069	1m LIBOR	2032	2008	7,303	4.47%
Sequoia 9 1A	AAA	08/28/02	381,689	1m LIBOR	2032	2011	172,473	4.15%
Sequoia 9 2A	AAA	08/28/02	168,875	1m LIBOR	2032	2011	47,285	5.15%
Sequoia 9 B1	AA	08/28/02	7,702	1m LIBOR	2032	2011	6,911	4.55%
Sequoia 10 1A	AAA	09/26/02	822,375	1m LIBOR	2027	2011	403,555	4.20%
Sequoia 10 2A-1	AAA	09/26/02	190,000	1m LIBOR	2027	2011	90,484	4.18%
Sequoia 10 2A-2	AAA	09/26/02	3,500	1m LIBOR	2027	2011	3,500	4.48%
Sequoia 10 B1	AA	09/26/02	12,600	1m LIBOR	2027	2011	12,600	4.60%
Sequoia 10 B2	A	09/26/02	8,400	1m LIBOR	2027	2011	8,400	4.60%
Sequoia 10 B3	BBB	09/26/02	4,725	1m LIBOR	2027	2011	4,725	5.20%
Sequoia 11 A	AAA	10/30/02	695,210	1m LIBOR	2032	2011	311,626	4.25%
Sequoia 11 B1	AA	10/30/02	9,726	1m LIBOR	2032	2011	9,726	4.77%
Sequoia 12 A	AAA	12/19/02	1,080,076	1m LIBOR	2033	2009	514,130	4.25%
Sequoia 12 B1	AA	12/19/02	16,815	1m LIBOR	2033	2009	16,815	4.65%
Sequoia 2003-1 A1	AAA	02/27/03	798,206	1m LIBOR	2033	2009	394,217	4.18%
Sequoia 2003-1 A2	AAA	02/27/03	190,000	6m LIBOR	2033	2009	89,324	4.44%
Sequoia 2003-1 B1	AA	02/27/03	15,905	1m LIBOR	2033	2009	15,905	4.68%
Sequoia 2003-1 B2	A	02/27/03	8,210	Pass Through	2033	2009	8,210	4.81%
Sequoia 2003-2 A1	AAA	04/29/03	500,000	1m LIBOR	2022	2009	261,603	4.13%
Sequoia 2003-2 A2	AAA	04/29/03	303,600	6m LIBOR	2022	2009	150,777	3.67%
Sequoia 2003-2 M1	AA	04/29/03	11,480	1m LIBOR	2016	2009	11,480	4.45%
Sequoia 2003-3 A1	AAA	06/26/03	379,455	1m LIBOR	2023	2009	178,826	4.13%
Sequoia 2003-3 A2	AAA	06/26/03	149,922	6m LIBOR	2023	2009	67,568	3.99%
Sequoia 2003-3 B1	AA	06/26/03	9,075	1m LIBOR	2025	2009	9,075	4.45%
MLCC 2003-C A1	AAA	06/26/03	773,795	1m LIBOR	2023	2012	395,563	4.16%
MLCC 2003-C A2	AAA	06/26/03	200,002	6m LIBOR	2023	2012	104,405	4.00%
MLCC 2003-C B1	AA	06/26/03	10,553	1m LIBOR	2025	2012	10,553	4.48%
MLCC 2003-D A	AAA	07/29/03	992,833	1m LIBOR	2028	2012	533,450	4.14%
MLCC 2003-D B1	AA	07/29/03	10,758	1m LIBOR	2028	2012	10,758	4.46%
Sequoia 2003-4 1A1	AAA	07/29/03	148,641	1m LIBOR	2033	2009	91,246	4.11%
Sequoia 2003-4 1A2	AAA	07/29/03	150,000	6m LIBOR	2033	2009	86,733	4.18%
Sequoia 2003-4 1B1	AA	07/29/03	3,864	1m LIBOR	2033	2009	3,864	4.45%
Sequoia 2003-4 2A1	AAA	07/29/03	189,415	1m LIBOR	2033	2011	130,855	4.15%
Sequoia 2003-4 2M1	AA	07/29/03	9,986	1m LIBOR	2033	2011	9,986	4.27%
Sequoia 2003-4 2B1	AA	07/29/03	2,367	1m LIBOR	2033	2011	2,367	4.45%
Sequoia 2003-5 A1	AAA	08/27/03	675,596	1m LIBOR	2033	2009	324,675	4.11%
Sequoia 2003-5 A2	AAA	08/27/03	149,609	6m LIBOR	2033	2009	73,831	4.37%
Sequoia 2003-5 B1	AA	08/27/03	15,043	1m LIBOR	2033	2009	15,043	4.40%
Sequoia 2003-6 A1	AAA	10/29/03	458,238	1m LIBOR	2033	2009	220,657	4.11%
Sequoia 2003-6 A2	AAA	10/29/03	180,474	6m LIBOR	2033	2009	84,729	3.66%

Table 20: ABS Issued Characteristics - Residential Mortgage Loans (Sequoia) - continued

Table 20
ABS Issued Characteristics - Residential Mortgage Loans (Sequoia)
(all $ in thousands)							Principal	Interest
			Original			Estimated	Outstanding At	Rate At
Sequoia	Debt	Issue	Issue		Stated	Callable	September 30,	September 30,
ABS Issued (1)	Rating	Date	Amount	Index	Maturity	Date	2005	2005
Sequoia 2003-6 B1	AA	10/29/03	$11,287	1m LIBOR	2033	2009	$11,287	4.38%
Sequoia 2003-7 A1	AAA	11/25/03	290,000	1m LIBOR	2034	2009	144,216	4.12%
Sequoia 2003-7 A2	AAA	11/25/03	505,100	6m LIBOR	2034	2009	240,863	3.84%
Sequoia 2003-7 B1	AA	11/25/03	16,607	1m LIBOR	2034	2009	16,607	4.35%
Sequoia 2003-8 A1	AAA	12/23/03	791,768	1m LIBOR	2034	2009	450,586	4.12%
Sequoia 2003-8 A2	AAA	12/23/03	150,000	6m LIBOR	2034	2009	83,832	3.96%
Sequoia 2003-8 B1	AA	12/23/03	14,166	1m LIBOR	2034	2009	14,166	4.39%
Sequoia 2003-8 B2	A	12/23/03	8,304	1m LIBOR	2034	2009	8,304	5.05%
MLCC 2003-E A1	AAA	08/28/03	823,305	1m LIBOR	2028	2012	465,323	4.14%
MLCC 2003-E A2	AAA	08/28/03	150,000	6m LIBOR	2028	2012	78,143	3.41%
MLCC 2003-E B1	AA	08/28/03	10,547	1m LIBOR	2028	2012	10,547	4.43%
MLCC 2003-F A1	AAA	09/25/03	839,000	1m LIBOR	2028	2012	469,048	4.15%
MLCC 2003-F A2	AAA	09/25/03	270,000	6m LIBOR	2028	2012	159,680	4.43%
MLCC 2003-F A3	AAA	09/25/03	175,000	Pass Through	2028	2012	106,747	5.17%
MLCC 2003-F B1	AA	09/25/03	13,913	1m LIBOR	2028	2012	13,913	4.43%
MLCC 2003-H A1	AAA	12/22/03	365,708	1m LIBOR	2029	2012	218,718	4.15%
MLCC 2003-H A2	AAA	12/22/03	240,000	6m LIBOR	2029	2012	146,062	3.99%
MLCC 2003-H A3A	AAA	12/22/03	119,613	Pass Through	2029	2012	69,687	4.95%
MLCC 2003-H B1	AA	12/22/03	7,875	1m LIBOR	2029	2012	7,875	4.38%
MLCC 2003-H B2	A	12/22/03	6,000	1m LIBOR	2029	2012	6,000	5.08%
Sequoia 2004-1 A1	AAA	01/28/04	601,250	6m LIBOR	2034	2010	329,728	4.18%
Sequoia 2004-1 B1	AA	01/28/04	9,375	1m LIBOR	2034	2010	9,375	4.35%
Sequoia 2004-1 B2	A	01/28/04	5,937	1m LIBOR	2034	2010	5,937	4.85%
Sequoia 2004-2 A1	AAA	02/25/04	671,998	6m LIBOR	2034	2010	373,208	4.31%
Sequoia 2004-2 B1	AA	02/25/04	11,550	1m LIBOR	2034	2010	11,550	4.30%
Sequoia 2004-2 B2	A	02/25/04	7,000	1m LIBOR	2034	2010	7,000	4.78%
Sequoia 2004-3 A1	AAA	03/30/04	894,673	6m LIBOR	2034	2010	479,990	4.27%
Sequoia 2004-3 M1	AA	03/30/04	13,800	1m LIBOR	2034	2010	13,800	4.30%
Sequoia 2004-3 M2	A	03/30/04	9,200	1m LIBOR	2034	2010	9,200	4.70%
Sequoia 2004-4 A1	AAA	04/29/04	785,971	6m LIBOR	2010	2010	420,646	3.59%
Sequoia 2004-4 B1	AA	04/29/04	14,612	1m LIBOR	2010	2010	14,612	4.30%
Sequoia 2004-4 B2	A	04/29/04	8,350	1m LIBOR	2010	2010	8,350	4.70%
Sequoia 2004-5 A1	AAA	05/27/04	547,657	Pass Through	2012	2012	303,440	4.65%
Sequoia 2004-5 A2	AAA	05/27/04	185,613	1m LIBOR	2012	2012	102,829	4.06%
Sequoia 2004-5 A3	AAA	05/27/04	74,897	6m LIBOR	2012	2012	41,493	3.77%
Sequoia 2004-5 B1	AA	05/27/04	14,874	1m LIBOR	2012	2012	14,874	4.28%
Sequoia 2004-5 B2	A	05/27/04	8,499	1m LIBOR	2012	2012	8,499	4.68%
Sequoia 2004-6 A1	AAA	06/29/04	500,000	Pass Through	2012	2012	282,051	4.81%
Sequoia 2004-6 A2	AAA	06/29/04	185,687	1m LIBOR	2012	2012	115,171	4.08%
Sequoia 2004-6 A3a	AAA	06/29/04	196,500	6m LIBOR	2012	2012	110,717	3.94%
Sequoia 2004-6 A3b	AAA	06/29/04	3,500	6m LIBOR	2012	2012	1,972	4.08%
Sequoia 2004-6 B1	AA	06/29/04	15,725	1m LIBOR	2012	2012	15,725	4.30%
Sequoia 2004-6 B2	A	06/29/04	9,250	1m LIBOR	2012	2012	9,250	4.68%
SEMHT 2004-01 A	AAA	06/29/04	317,044	1m LIBOR	2014	2012	206,423	4.03%
Sequoia 2004-7 A1	AAA	07/29/04	498,828	Pass Through	2034	2012	160,773	4.84%
Sequoia 2004-7 A2	AAA	07/29/04	252,102	1m LIBOR	2034	2012	167,241	4.11%
Sequoia 2004-7 A3a	AAA	07/29/04	247,874	6m LIBOR	2034	2012	151,121	4.18%
Sequoia 2004-7 A3b	AAA	07/29/04	3,956	6m LIBOR	2034	2012	2,412	4.40%
Sequoia 2004-7 B1	AA	07/29/04	18,900	1m LIBOR	2034	2012	18,900	4.35%
Sequoia 2004-7 B2	A	07/29/04	11,025	1m LIBOR	2034	2012	11,025	4.74%
Sequoia 2004-8 A1	AAA	08/27/04	365,049	1m LIBOR	2034	2012	248,557	4.15%
Sequoia 2004-8 A2	AAA	08/27/04	418,050	6m LIBOR	2034	2012	260,159	4.41%
Sequoia 2004-8 B1	AA	08/27/04	16,400	1m LIBOR	2034	2012	16,400	4.32%
Sequoia 2004-8 B2	A	08/27/04	8,200	1m LIBOR	2034	2012	8,200	4.70%
Sequoia 2004-9 A1	AAA	09/29/04	453,364	1m LIBOR	2034	2012	320,197	4.14%
Sequoia 2004-9 A2	AAA	09/29/04	296,310	6m LIBOR	2034	2012	209,853	4.38%
Sequoia 2004-9 B1	AA	09/29/04	14,915	1m LIBOR	2034	2012	14,915	4.31%
Sequoia 2004-9 B2	A	09/29/04	8,242	1m LIBOR	2034	2012	8,242	4.68%
Sequoia 2004-10 A-1A	AAA	10/28/04	110,000	1m LIBOR	2034	2012	82,065	4.11%
Sequoia 2004-10 A-1B	AAA	10/28/04	12,225	1m LIBOR	2034	2012	9,120	4.17%
Sequoia 2004-10 A-2	AAA	10/28/04	203,441	1m LIBOR	2034	2012	151,776	4.12%
Sequoia 2004-10 A-3A	AAA	10/28/04	180,000	6m LIBOR	2034	2012	115,085	3.66%
Sequoia 2004-10 A-3B	AAA	10/28/04	20,000	6m LIBOR	2034	2012	12,787	3.72%
Sequoia 2004-10 A-4	AAA	10/28/04	126,799	6m LIBOR	2034	2012	81,070	3.67%
Sequoia 2004-10 B-1	AA	10/28/04	14,042	1m LIBOR	2034	2012	14,042	4.30%
Sequoia 2004-10 B-2	A	10/28/04	6,849	1m LIBOR	2034	2012	6,849	4.65%

Table 20: ABS Issued Characteristics - Residential Mortgage Loans (Sequoia) - continued

Table 20
ABS Issued Characteristics - Residential Mortgage Loans (Sequoia)
(all $ in thousands)							Principal	Interest
			Original			Estimated	Outstanding At	Rate At
Sequoia	Debt	Issue	Issue		Stated	Callable	September 30,	September 30,
ABS Issued (1)	Rating	Date	Amount	Index	Maturity	Date	2005	2005
Sequoia 2004-11 A1	AAA	11/23/04	$433,985	1m LIBOR	2034	2013	$307,247	4.10%
Sequoia 2004-11 A2	AAA	11/23/04	86,036	6m LIBOR	2034	2013	62,183	3.81%
Sequoia 2004-11 A3	AAA	11/23/04	170,694	1m LIBOR	2034	2013	141,222	4.10%
Sequoia 2004-11 B1	AA	11/23/04	8,947	1m LIBOR	2034	2013	8,947	4.30%
Sequoia 2004-11 B2	A	11/23/04	6,084	1m LIBOR	2034	2013	6,084	4.65%
Sequoia 2004-12 A1	AAA	12/22/04	380,510	1m LIBOR	2035	2013	287,723	4.07%
Sequoia 2004-12 A2	AAA	12/22/04	208,392	6m LIBOR	2035	2013	152,139	3.93%
Sequoia 2004-12 A3	AAA	12/22/04	218,331	6m LIBOR	2035	2013	138,665	3.96%
Sequoia 2004-12 B1	AA	12/22/04	8,588	1m LIBOR	2035	2013	8,588	4.30%
Sequoia 2004-12 B2	A	12/22/04	6,134	1m LIBOR	2035	2013	6,134	4.65%
Sequoia 2005-1 A1	AAA	01/27/05	298,055	1m LIBOR	2035	2013	223,914	4.03%
Sequoia 2005-1 A2	AAA	01/27/05	100,000	6m LIBOR	2035	2013	79,935	4.10%
Sequoia 2005-1 B1	AA	01/27/05	7,067	1m LIBOR	2035	2013	7,067	4.22%
Sequoia 2005-1 B2	A	01/27/05	3,949	1m LIBOR	2035	2013	3,949	4.50%
Sequoia 2005-2 A1	AAA	02/24/05	202,462	1m LIBOR	2035	2013	154,268	4.02%
Sequoia 2005-2 A2	AAA	02/24/05	126,737	6m LIBOR	2035	2013	91,512	4.29%
Sequoia 2005-2 B1	AA	02/24/05	6,016	1m LIBOR	2035	2013	6,016	4.19%
Sequoia 2005-2 B2	A	02/24/05	3,266	1m LIBOR	2035	2013	3,266	4.47%
Sequoia 2005-3 A1	AAA	04/28/05	349,687	1m LIBOR	2035	2013	292,959	4.00%
Sequoia 2005-3 B1	AA	04/28/05	6,208	1m LIBOR	2035	2013	6,208	4.17%
Sequoia 2005-3 B2	A	04/28/05	3,287	1m LIBOR	2035	2013	3,287	4.44%
Madrona 2005-A	BBB	08/25/05	5,400	1m LIBOR	2,008	2008	5,400	6.14%
SEMT 2005-4 1-A1	AAA	09/29/05	133,459,000	1m LIBOR	2035	2013	133,459	4.06%
SEMT 2005-4 1-A2	AAA	09/29/05	14,829,000	1m LIBOR	2035	2013	14,829	4.21%
SEMT 2005-4 1-B1	AA	09/29/05	2,093,000	1m LIBOR	2035	2013	2,093	4.29%
SEMT 2005-4 1-B2	AA	09/29/05	1,395,000	1m LIBOR	2035	2013	1,395	4.47%
SEMT 2005-4 2-A1	AAA	09/29/05	160,096,000	Pass Through	2035	2013	160,096	4.08%
SEMT 2005-4 2-A2	AAA	09/29/05	10,268,000	Pass Through	2035	2013	10,268	4.08%
SEMT 2005-4 2-B1	AA	09/29/05	1,740,000	Pass Through	2035	2013	1,740	4.08%
SEMT 2005-4 2-B2	A	09/29/05	696,000	Pass Through	2035	2013	696	4.08%

Total Sequoia ABS Issuance			$354,804,173				$15,901,642	4.17%

(1) Does not include Sequoia ABS acquired by Redwood or Acacia

Table 21: ABS Issued Characteristics — IO’s from Residential Real Estate Loans
Sequoia Interest-Only Certificates Issued (all $ in thousands)
Table 21
ABS Characteristics — IO’s from Residential Real Estate Loans — Sequoia Interest-Only Cerfiticates Issued
(all $ in thousands)

							Adjusted Issue	Interest
			Original			Estimated	Amount At	Rate At
Sequoia ABS	Debt	Issue	Issue		Stated	Callable	September 30,	September 30,
IO's Issued (1)	Rating	Date	Amount	Index	Maturity	Date	2005	2005
MLCC 2003-C X-A-2	AAA	06/26/03	$12,662	Fixed	2007	2011	$1,974	4.50%
MLCC 2003-D X-A-1	AAA	07/29/03	22,371	Fixed	2007	2012	4,314	4.50%
MLCC 2003-E X-A-1	AAA	08/28/03	16,550	Fixed	2007	2012	4,522	4.25%
MLCC 2003-F X-A-1	AAA	09/25/03	18,666	Fixed	2007	2012	5,180	4.50%
Sequoia 2003-6 X-1	AAA	10/29/03	8,220	Fixed	2007	2009	2,215	4.50%
SMFC 2003A AX1	AAA	10/31/03	70,568	Fixed	2007	2007	16,040	4.50%
Sequoia 2003-7 X-1	AAA	11/25/03	10,345	Fixed	2007	2012	2,964	4.25%
Sequoia 2003-8 X-1	AAA	12/23/03	12,256	Fixed	2007	2009	3,782	4.50%
Sequoia 2004-1 X-1	AAA	01/28/04	7,801	Fixed	2007	2009	2,590	4.00%
Sequoia 2004-2 X-1	AAA	02/25/04	8,776	Fixed	2007	2009	3,089	3.75%
SMFC 2004A AX1	AAA	02/26/04	10,626	Fixed	2007	2007	4,649	3.75%
MLCC 2003-H X-A-1	AAA	12/22/03	10,430	Fixed	2007	2012	3,604	4.25%
Sequoia 2004-4 X-1	AAA	05/28/04	9,789	Fixed	2010	2009	4,136	4.25%
Sequoia 2004-5 X-1	AAA	05/27/04	3,371	Fixed	2012	2012	1,440	4.15%
Sequoia 2004-6 X-A	AAA	06/29/04	10,884	Pass Through	2012	2012	7,419	N/A
Sequoia 2004-7 X-A	AAA	07/29/04	12,145	Pass Through	2034	2012	8,270	N/A
Sequoia 2004-8 X-A	AAA	08/27/04	18,270	Pass Through	2034	2012	13,078	N/A
Sequoia 2004-9 X-A	AAA	09/29/04	16,951	Pass Through	2034	2012	12,290	N/A
Sequoia 2004-10 X-A	AAA	10/28/04	14,735	Pass Through	2034	2012	10,930	N/A
Sequoia 2004-11 X-A-1	AAA	11/23/04	12,603	Pass Through	2034	2013	9,649	N/A
Sequoia 2004-11 X-A-2	AAA	11/23/04	4,697	Pass Through	2034	2013	3,632	N/A
Sequoia 2004-12 X-A-1	AAA	12/22/04	14,453	Pass Through	2035	2013	11,361	N/A
Sequoia 2004-12 X-A-2	AAA	12/22/04	4,619	Pass Through	2035	2013	5,081	N/A
Sequoia 2005-1 X-A	AAA	01/27/05	9,669	Pass Through	2035	2013	7,815	N/A
Sequoia 2005-2 X-A	AAA	02/24/05	7,484	Pass Through	2035	2013	6,142	N/A
Sequoia 2005-3 X-A	AAA	04/28/05	8,183	Pass Through	2035	2013	7,166	N/A

Total Sequoia Issuance			$357,124				$163,332	4.31%

(1) Does not include Sequoia IO’s acquired by Redwood or Acacia

Table 22: ABS Characteristics — Commercial Real Estate Loans (all $ in thousands)
Table 22
ABS Characteristics — Commercial Real Estate Loans
(all $ in thousands)

							Principal	Interest
			Original			Estimated	Outstanding At	Rate At
Commercial	Debt	Issue	Issue		Stated	Callable	September 30,	September 30,
ABS Issued	Rating	Date	Amount	Index	Maturity	Date	2005	2005
Commercial 1	NR	03/30/01	$9,010	1m LIBOR	2002	Paid Off	—	NM
Commercial 2	NR	03/30/01	8,320	1m LIBOR	2003	Paid Off	—	NM
Commercial 3	NR	03/01/02	8,318	1m LIBOR	2003	Paid Off	—	NM
Commercial 4	NR	08/18/03	5,595	6m LIBOR	2009	Paid Off	—	NM
Commercial 5	NR	12/10/04	4,030	6m LIBOR	2005	Paid Off	—	NM
Commercial 6	NR	02/07/05	4,250	Fixed	2009	NC	4,250	12.00%

Total Commercial Issuance			$39,523				$4,250	12.00%

Table 23: CDO ABS Issued Characteristics
Collateralized Debt Obligations — Acacia (all $ in thousands)
Table 23
ABS Characteristics
Collateralized Debt Obligations — Acacia
(all $ in thousands)

							Principal	Interest
			Original			Estimated	Outstanding At	Rate At
	Debt	Issue	Issue		Stated	Callable	September 30,	September 30,
CDO Issuance (1)	Rating	Date	Amount	Index	Maturity	Date	2005	2005
Acacia CDO 1 A	AAA	12/10/02	$224,250	3m LIBOR	2018	2010	$154,845	4.34%
Acacia CDO 1 B	AA	12/10/02	45,000	3m LIBOR	2037	2010	45,000	5.06%
Acacia CDO 1 C	BBB	12/10/02	15,750	3m LIBOR	2037	2010	15,750	6.46%
Acacia CDO 2 A	AAA	05/13/03	222,000	3m LIBOR	2023	2011	193,633	4.44%
Acacia CDO 2 B	AA	05/13/03	45,375	3m LIBOR	2038	2011	45,375	5.09%
Acacia CDO 2 C	BBB	05/13/03	16,500	3m LIBOR	2038	2011	16,500	7.04%
Acacia CDO 3 A	AAA	11/04/03	222,000	3m LIBOR	2038	2011	214,099	4.34%
Acacia CDO 3 B	AA	11/04/03	45,750	3m LIBOR	2038	2011	45,750	4.96%
Acacia CDO 3 C	BBB	11/04/03	16,500	3m LIBOR	2038	2011	16,500	7.16%
Acacia CDO 4 A	AAA	04/08/04	229,400	3m LIBOR	2039	2012	229,028	3.94%
Acacia CDO 4 B1	AA	04/08/04	45,300	3m LIBOR	2039	2012	45,300	4.41%
Acacia CDO 4 B2	AA	04/08/04	2,000	Fixed	2039	2012	2,000	4.81%
Acacia CDO 4 C1	BBB	04/08/04	13,700	3m LIBOR	2039	2012	13,700	6.41%
Acacia CDO 4 C2	BBB	04/08/04	3,000	Fixed	2039	2012	3,000	6.81%
Acacia CDO 5 A	AAA	07/14/04	222,500	3m LIBOR	2039	2012	222,368	4.13%
Acacia CDO 5 B	AA	07/14/04	42,250	3m LIBOR	2039	2012	42,250	4.60%
Acacia CDO 5 C	A	07/14/04	9,000	3m LIBOR	2039	2012	9,000	5.20%
Acacia CDO 5 D	A	07/14/04	3,000	3m LIBOR	2039	2012	3,000	5.75%
Acacia CDO 5 E	BBB	07/14/04	5,375	3m LIBOR	2039	2012	5,375	6.55%
Acacia CDO 6 A1	AAA	11/09/04	222,000	3m LIBOR	2040	2012	221,727	4.14%
Acacia CDO 6 A2	AAA	11/09/04	15,000	3m LIBOR	2040	2012	15,000	4.43%
Acacia CDO 6 B	AA	11/09/04	27,000	3m LIBOR	2040	2012	27,000	4.58%
Acacia CDO 6 C	A	11/09/04	6,500	3m LIBOR	2040	2012	6,500	5.13%
Acacia CDO 6 D	A	11/09/04	3,000	3m LIBOR	2040	2012	3,000	5.78%
Acacia CDO 6 E1	BBB	11/09/04	1,500	3m LIBOR	2040	2012	1,500	6.58%
Acacia CDO 6 E2	BBB	11/09/04	7,000	Fixed	2040	2012	7,000	6.95%
Acacia CDO 7 A	AAA	03/10/05	231,700	3m LIBOR	2045	2013	231,700	3.85%
Acacia CDO 7 B	AA	03/10/05	28,100	3m LIBOR	2045	2013	28,100	4.14%
Acacia CDO 7 C	A	03/10/05	6,000	3m LIBOR	2045	2013	6,000	4.74%
Acacia CDO 7 D	BBB	03/10/05	16,200	3m LIBOR	2045	2013	16,200	6.16%
Acacia CDO 8 A1	AAA	07/14/05	175,000	3m LIBOR	2045	2013	175,000	3.84%
Acacia CDO 8 A2	AAA	07/14/05	15,000	3m LIBOR	2045	2013	15,000	3.99%
Acacia CDO 8 B	AA	07/14/05	22,000	3m LIBOR	2045	2013	22,000	4.11%
Acacia CDO 8 C	A	07/14/05	20,000	3m LIBOR	2045	2013	20,000	4.76%
Acacia CDO 8 D	A-	07/14/05	10,000	3m LIBOR	2045	2013	10,000	5.21%
Acacia CDO 8 E	BBB	07/14/05	10,000	3m LIBOR	2045	2013	10,000	6.41%

Total CDO Issuance			$2,244,650				$2,138,200	4.35%

(1) Does not include ABS acquired by Redwood or Acacia
Table 24: ABS Resecuritization Characteristics
Other Resecuritizations — SMFC (all $ in thousands)
Table 24
ABS Characteristics
Collateralized Debt Obligations and Other Resecuritizations — SMFC
(all $ in thousands)

							Principal	Interest
Other			Original			Estimated	Outstanding At	Rate At
Resecuritization	Debt	Issue	Issue		Stated	Callable	September 30,	September 30,
Issuance (1)	Rating	Date	Amount	Index	Maturity	Date	2005	2005
SMFC 2002A A1	AAA	04/30/02	$64,761	1m LIBOR	2030	2005	$0	N/A
SMFC 2002A A2	AAA	04/30/02	15,861	1m LIBOR	2029	2005	—	N/A
SMFC 2002B I A1	AA	12/19/02	16,855	Fixed	2031	2005	572	5.43%
SMFC 2002B I A2	A	12/19/02	18,274	Fixed	2031	2005	621	5.68%
SMFC 2002B I A3	BBB	12/19/02	17,221	Fixed	2031	2005	585	6.38%
SMFC 2002B I A4	BB	12/19/02	25,133	Fixed	2031	2005	853	6.75%
SMFC 2002B II A1	AA	12/19/02	15,517	Fixed	2039	2005	725	4.82%
SMFC 2002B II A2	A	12/19/02	18,345	Fixed	2039	2005	857	4.92%
SMFC 2002B II A3	BBB	12/19/02	14,989	Fixed	2039	2005	701	5.35%
SMFC 2002B II A4	BB	12/19/02	8,347	Fixed	2039	2005	390	6.00%

Total Resecuritizations			$215,303				$5,304	5.64%

(1) Does not include ABS acquired by Redwood or Acacia
End